Nuveen Exchange- Traded Funds

Providing tax-free income
to help you live your dreams

INSURED QUALITY (NQI)
INSURED OPPORTUNITY (NIO)
PREMIER INSURED INCOME (NIF)
INSURED PREMIUM INCOME 2 (NPX)

ANNUAL REPORT/OCTOBER 31, 1996

Photographic image of couple walking on beach.

Photographic image of financial adviser reviewing financial statements/plans with older couple.

Tax-informed investing

An important part of any successful investment program is gauging how well your investments have performed and measuring your progress toward your long-term goals.


Taxes dramatically alter the relative returns of the five asset classes shown at right.

Graph showing after-tax returns, 1976-1996.

Municipals        8.26
Treasuries        5.62
Corporates        6.11
Stocks           10.51
Treasury Bills    3.87

Traditionally, the most common way to measure performance has been to compare pre-tax rates of return for different investments across similar time periods. The rationale behind this method is that each investor is taxed at a different rate, making pre-tax comparisons the seemingly logical way to ensure you are comparing apples to apples.

  This, however, is precisely the rationale that can make a pre-tax performance assessment misleading. When returns are presented on a pre-tax basis, you may lose sight of the major impact taxes can have on your earnings, and fail to get the complete picture of your progress toward your investment goals. At Nuveen, we've built our reputation help ing investors realize that it's not what you earn, it's what you keep.

TAX-INFORMED INVESTING: THE KEY
TO MEASURING LONG-TERM RESULTS

The true measure of an investment is its performance on an after-tax basis. Analyzing after-tax returns gains added significance when you realize that the taxes you pay can never be regained. Once that money is "lost," it can't be put to work through compounding, earning additional dollars for you.

  To better illustrate the ways that taxes can affect the amount you keep versus the amount you earn, Nuveen Research recently studied 20 years of investment returns, both pre-tax and after-tax, to determine the impact of taxes on various asset classes. We were particularly interested in the results for municipal bonds, an asset class that is commonly excluded from the top performance rankings when only pre-tax returns are considered.

MEASURING WHAT YOU KEEP

The study showed that, once the impact of taxes was figured into the equation, municipal bonds offered a distinct advantage over other fixed income investments. Over the study period, municipal bonds outperformed both corporate and Treasury bonds (see accompanying tables), as high tax rates and the loss of compounding income took their toll on corporate and Treasury results.

  As investors are well aware, performance over the long term--and the purchasing power of their earnings--can be eroded by inflation as well as taxes. The study showed that, over the past 20 years, only municipal bonds and stocks provided significant after-tax gains over the Consumer Price Index, the most recognized measure of inflation.

ABOUT THE STUDY

The study, "Measuring What You Keep: Historical After-Tax Returns," compared pre-tax and after-tax total returns over the past 20 years for five asset classes: municipal bonds, Treasury bonds, Treasury bills, corporate bonds, and large company stocks. Returns for each asset class were represented by the returns on commonly used market indexes compiled by Lehman Brothers and Ibbotson Associates.

  A hypothetical investment of $100,000 was made in each of these asset classes at the beginning of 1976, with all dividends and interest reinvested through the end of 1995. In addition, the after-tax proceeds of an assumed annual 20% turnover rate were reinvested. The study assumed that taxes were paid annually at the applicable federal income tax rates for an investor earning the equivalent of $100,000 in 1995. Of course, this hypothetical investment performance neither reflects past performance nor predicts future results of any Nuveen investment.

INCORPORATING TAX-INFORMED
INVESTING IN YOUR PORTFOLIO

The Nuveen study confirms what many investors have known for years: that municipal bonds can play a critical role in the long-term financial strategies of tax-informed investors.

Balancing short-term and long-term investments

Combining shorter- and longer-term tax-free investments may help you manage cumulative risk in your portfolio while still capturing the potential for attractive overall rates. Shorter-term investments can help reduce the current volatility of your portfolio and provide a source of investable funds to take advantage of additional investment opportunities as they arise. Longer-term leveraged exchange-traded funds have provided attractive yields and offer trading flexibility that allows quick and easy portfolio adjustments.

Dividend reinvestment

Studies indicate that weathering market cycles by maintaining an investment plan with long-term goals can help shield investors in the event of a declining market. The purchase of additional shares on a regular schedule, such as through dividend reinvestment, is another strategy for navigating market changes. Dividend reinvestment is an easy and convenient way to set aside dollars on a regular basis, helping you take advantage of dollar-cost averaging while gaining the benefits of tax-free compounding.

CONSISTENT AFTER-TAX PERFORMANCE

For the long-term investor, performance--even after the impact of taxes and inflation--is the true meas ure of an investment's merit. While most investors choose municipal bonds for their tax-free income advantage, the positive news about their after-tax returns reinforces their potential value as part of a tax-informed investment strategy designed to meet long-term objectives. Understanding the impact of taxes can mean that you keep more of what you earn, and municipal bonds can help you do just that.


Only municipals and equities generated signif icant increases in purchasing power over the twenty-year period, with after-tax and inflation-adjusted returns in excess of 2.75% annually.

         ANNUAL AFTER-TAX REAL RETURNS, 1976-1995

  1976-1985       .69%       -3.32%      -2.14%    2.75%   -2.67%
  1986-1995      5.15         4.21        3.91     7.31     0.13
  1976-1995      2.88%        0.37%       0.84%    5.02%   -1.30%


Photographic image of couple walking on beach.

                  CONTENTS

  6  Municipal market perspective
  7  Dear shareholder
  9  Answering your questions
 13  Fund performance
 15  Commonly used terms
 17  Shareholder meeting report
 18  Portfolio of investments
 49  Statement of net assets
 50  Statement of operations
 51  Statement of changes in net assets
 53  Notes to financial statements
 60  Financial highlights
 64  Report of independent auditors
 65  Nuveen Exchange-Traded Funds
     dividend reinvestment program

Municipal
market perspective

Over the past year the bond market has been relatively stable compared with recent years, despite some fluctuations. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996 ended the year about where it began, rebounding from a mid-year decline. Following a strong start, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets alternatively with enthusiasm, then uncertainty. In the third quarter, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period. Throughout the year, the municipal market continued to reward investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality.

A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past five years, giving every indication of being well under control. At the same time, the economy continues to moderate, as evidenced by the lack of price pressure at the consumer and producer levels, steady employment statistics, low labor costs, and a stable money supply.

Dear
shareholder

Photographic image of head shot of Chairman and Chief Executive Officer of Nuveen.

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

As I begin my duties as the new chairman and chief executive officer of John Nuveen & Co. Incorporated and chairman of the board of the Nuveen exchange-traded funds, I am pleased to have this opportunity to report to you on the performance of your funds. My experience at Nuveen over the past 19 years has shaped my commitment to maintaining Nuveen's tradition of value investing and prudent management. We continue to focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this focus will contribute to many more years of investment success for our fund shareholders.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. The performance of the exchange-traded funds covered in this report demonstrates the ability of quality investments to provide extremely attractive tax-free income. As of October 31, 1996, the current annual yield on share price for these funds ranged from 6.24% to 6.51%. To match these yields, an investor in the 36% federal income tax bracket would have had to earn at least 9.75% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality can be difficult to obtain in today's markets.

  The net asset values of some funds declined slightly over the 12 months ended October 31, reflecting the mid-1996 uncertainty that drove prices lower and yields higher. Yet returns remained attractive. For the funds covered in this report, total returns, representing changes in net asset value and reinvestment of all dividends and capital gains, if any, ranged from 5.49% to 6.50%, equivalent to taxable investments with total returns of 9.13% to 10.17%. As concerns about the effects of a potential flat tax evaporated and the Federal Reserve continued to stand firm on interest rates, confidence in the bond market was restored in November following the fiscal year ends of these funds.

  I would like to take this opportunity to share with you the news of some recent developments that will give Nuveen the flexibility to meet expanded investor needs for capital preservation, current income, and future growth.

  In November, we introduced the Nuveen Growth and Income Stock Fund, the first of three Nuveen equity-based mutual funds designed to provide a high-quality complement to our current municipal bond funds. These new funds will be offered in affiliation with Institutional Capital Corporation (ICAP), an institutional equity management firm located in Chicago that shares Nuveen's values and investment management style. Tailor-made to address the needs of many Nuveen investors, these funds can play a critical role in achieving a balanced strategy for investors who expect their investments to provide a core element of their financial security.

  In another move that will increase the range of investment solutions for investors, Nuveen is acquiring Flagship Resources, Inc., a fixed income mutual fund specialist based in Dayton, Ohio. Flagship is a firm that shares our views on the importance of research and emphasizes a conservative, value-oriented approach to portfolio management. In January 1997, the tax-exempt mutual fund activities of Flagship and Nuveen will be merged, resulting in more than 40 municipal funds, the broadest selection available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing Nuveen investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. We thank you for your continued confidence in Nuveen.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
December 16, 1996

Photographic image of montage of letters received by Nuveen.

Answering your questions

Tom Spalding, head of Nuveen's portfolio management team, discusses the current environment in the municipal market and aspects of Nuveen's management approach

Did the November elections have any impact on the municipal market?

No. While both the stock and bond markets have enjoyed post-election rallies, the markets had substantially anticipated the outcome of the elections, that is, the re-election of a Democratic President and the continued Republican majority in Congress. Maintaining the status quo of the past four years should have little effect on the municipal market.

What is the current mood of the municipal market?

The overall tone of the municipal market today is very positive. Over the past year, we have seen municipals perform well in comparison to Treasuries. Adding to the general optimism is the fact that the election has ended all talk of a flat tax for now, eliminating one source of uncertainty regarding municipal value. Based on these factors, we expect market sentiment to stay on the positive side in the coming months.

Are there areas of the market that look especially attractive?

Regionally, the Midwest has turned in strong performance over the past year. This is due to the fact that the economies of Illinois, Michigan, and Ohio have done very well recently, with bonds from issuers in these states benefiting from price appreciation relative to the market.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market

Do the Nuveen funds currently hold many bonds from Midwestern issuers?

Historically, Nuveen's national funds have always been slightly overweighted in bonds from Midwestern issuers. Two main reasons account for this:

     o Because interest from Illinois-issued municipal bonds generally is not deductible when calculating state taxes, these bonds often provide more attractive yields and prices than bonds from other states. Therefore, at certain times, we tend to hold more bonds from this Midwestern state.
     o Because of our long history in Chicago, we are particularly well acquainted with credits in this part of the country.

     We believe that much of the recent relative price appreciation opportunity in Midwest bonds may have been realized, with many of these bonds now reaching what we would consider full value.

Does the portfolio management approach differ between older and newer Nuveen funds?

While all of our funds are managed using the same philosophy and approach to security selection and portfolio construction, each fund has a unique history and set of circumstances that create different opportunities. Adding to this diversity is the fact that each portfolio manager has an individual style. These dif ferences manifest themselves in slight variations. For example, one manager might identify more frequent opportunities to change portfolio holdings over the course of a year, while another manager might choose to buy more of a certain issue or sell at a different time.

  However, all of our portfolio managers use the same fundamental value approach in the search for bonds that we believe are positioned to outperform their peers. This means that we generally focus on the same types of credits and same time horizons, and we try to maintain the same geographical and sector diversification. Our management approach involves a team atmosphere, even though each manager is overseeing separate portfolios.

Can you comment on the overall credit quality of the Nuveen funds?

Over the course of 1996, the market has seen more upgrades than downgrades in bond credit ratings, and our portfolios generally reflect this overall market trend. As opportunity allowed, Nuveen portfolio managers maintained or upgraded bonds in their portfolios to increase value and extend call protection.

What is the status of bond calls in Nuveen's older portfolios?

Our funds--especially the older state and national funds--have been dealing with the issue of bond calls and pre-refundings for years. Although this has put pressure on dividends, all of our funds have performed very well through this period. Generally, we don't expect bond calls and pre-refundings to play as major a role over the next few years as they have recently. While some of our funds still have pre-refunded and current call risk, others have restructured their portfolios and have virtually no call exposure.


NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NQI

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends. In addition, shareholders received a capital gains distribution in December 1995.

12 MONTH DIVIDEND HISTORY


Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0820
12/13/95     $0.0820                                    .1622
01/10/96     $0.0820
02/13/96     $0.0820
03/13/96     $0.0820
04/11/96     $0.0820
05/13/96     $0.0820
06/12/96     $0.0820
07/11/96     $0.0820
08/13/96     $0.0820
09/11/96     $0.0820
10/10/99     $0.0820

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.51%
   Taxable-equivalent yield                  10.17%
   Annual total return on NAV                 5.49%
   Taxable-equivalent total return            9.13%
   Share price                              $15.125
   NAV                                       $15.50

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NIO

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends. In addition, shareholders received a capital gains distribution in December 1995.


12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0820
12/13/95     $0.0820                                    .0571
01/10/96     $0.0820
02/13/96     $0.0820
03/13/96     $0.0820
04/11/96     $0.0820
05/13/96     $0.0820
06/12/96     $0.0820
07/11/96     $0.0820
08/13/96     $0.0820
09/11/96     $0.0820
10/10/96     $0.0820

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.45%
   Taxable-equivalent yield                  10.08%
   Annual total return on NAV                 6.50%
   Taxable-equivalent total return           10.17%
   Share price                              $15.25
   NAV                                      $15.54

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NIF

In keeping with the Fund's goal of providing attractive, dependable tax-free income, share holders enjoyed 12 months of steady dividends. This Fund has strong call protection, which helps to sustain the earnings rate and the dividend.

12 MONTH DIVIDEND HISTORY


Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0780
12/13/95     $0.0780
01/10/96     $0.0780
02/13/96     $0.0780
03/13/96     $0.0780
04/11/96     $0.0780
05/13/96     $0.0780
06/12/96     $0.0780
07/11/96     $0.0780
08/13/96     $0.0780
09/11/96     $0.0780
10/10/96     $0.0780

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.29%
   Taxable-equivalent yield                   9.83%
   Annual total return on NAV                 5.93%
   Taxable-equivalent total return            9.41%
   Share price                              $14.875
   NAV                                       $15.49

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NPX

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends. In addition, shareholders received a capital gains distribution in December 1995.

12 MONTH DIVIDEND HISTORY


Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0595
12/13/95     $0.0595
01/10/96     $0.0595
02/13/96     $0.0595
03/13/96     $0.0595
04/11/96     $0.0595
05/13/96     $0.0595
06/12/96     $0.0595
07/11/96     $0.0595
08/13/96     $0.0595
09/11/96     $0.0595
10/10/96     $0.0595

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.24%
   Taxable-equivalent yield                   9.75%
   Annual total return on NAV                 5.70%
   Taxable-equivalent total return            8.86%
   Share price                              $11.438
   NAV                                       $13.04

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


Commonly used terms

Yield

An exchange-traded fund's annualized monthly dividend on a given date
(in the case of this report, October 31, 1996) divided by its closing price per share on that date.

Taxable equivalent yield

The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, the tax rate is assumed to be 36% for shareholders, based on incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value (NAV)

The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares, divided by the total number of common shares outstanding.

Total return on NAV

The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return

The total return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage

A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1996. Any future repurchases will be reported to shareholders in the next semiannual or annual report.


SHAREHOLDER MEETING REPORT

On July 24, 1996, the following Nuveen Exchange-Traded Funds held an Annual
Meeting of Shareholders. At the meeting, shareholders voted to elect directors of the Funds and to ratify selection of Ernst & Young L.L.P. as the auditors for the Funds. The directors elected at the meeting include: Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, and Peter R. Sawers.


                                                      NQI             NIO            NIF              NPX
   APPROVAL OF THE DIRECTORS
   WAS REACHED AS FOLLOWS:
   Lawrence H. Brown
      For                                          32,378,351      71,162,149      14,195,150      18,852,405
      Abstain                                         533,851         940,129         131,940         293,534
                                                   ----------      ----------      ----------      ----------
        Total                                      32,912,202      72,102,278      14,327,090      19,145,939
                                                   ==========      ==========      ==========      ==========

   Anthony T. Dean
      For                                          32,378,159      71,179,637      14,197,758      18,851,675
      Abstain                                         534,043         922,641         129,332         294,264
                                                   ----------      ----------      ----------      ----------
        Total                                      32,912,202      72,102,278      14,327,090      19,145,939
                                                   ==========      ==========      ==========      ==========

   Anne E. Impellizzeri
      For                                          32,370,273      71,176,961      14,194,471      18,850,875
      Abstain                                         541,929         925,317         132,619         295,064
                                                   ----------      ----------      ----------      ----------
        Total                                      32,912,202      72,102,278      14,327,090      19,145,939
                                                   ==========      ==========      ==========      ==========

   Peter R. Sawers
      For                                          32,387,782      71,176,032      14,191,250      18,851,675
      Abstain                                         524,420         926,246         135,840         294,264
                                                   ----------      ----------      ----------      ----------
        Total                                      32,912,202      72,102,278      14,327,090      19,145,939
                                                   ==========      ==========      ==========      ==========

   APPROVAL TO UPDATE TERMS
   OF MUNIPREFERRED WAS
   REACHED AS FOLLOWS:
      For                                          19,379,961      40,156,399           N/A             N/A
      Against                                         370,376         871,781           N/A             N/A
      Abstain                                       1,291,859       2,532,276           N/A             N/A
                                                   ----------      ----------      ----------      ----------
        Total                                      21,042,196      43,560,456           N/A             N/A
                                                   ==========      ==========      ==========      ==========

   APPROVAL OF FUND MERGERS:
      For                                               N/A             N/A             N/A        11,164,332
      Against                                           N/A             N/A             N/A           296,696
      Abstain                                           N/A             N/A             N/A           528,565
                                                   ----------      ----------      ----------      ----------
        Total                                           N/A             N/A             N/A        11,989,593
                                                   ==========      ==========      ==========      ==========

   RATIFICATION OF AUDITORS
   WAS REACHED AS FOLLOWS:
      For                                          32,273,177      70,750,136      14,140,598      18,739,823
      Against                                         184,475         380,701          34,876         102,547
      Abstain                                         454,550         971,441         151,616         303,569
                                                   ----------      ----------      ----------      ----------
        Total                                      32,912,202      72,102,278      14,327,090      19,145,939
                                                   ==========      ==========      ==========      ==========


PORTFOLIO OF INVESTMENTS
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)

      PRINCIPAL                                                                              RAT-       OPT. CALL      MARKET
      AMOUNT      DESCRIPTION                                                               INGS*    PROVISIONS**       VALUE

                  ALABAMA - 1.0%
 $ 8,500,000      The Special Care Facilities Financing Authority of the City of
                     Birmingham-Medical Center East, Health Care Facility Revenue
                     Refunding Bonds, Medical Center East, Series 1986 (Birmingham,
                     Alabama), 7.250%, 7/01/15                                                Aaa     11/96 at 102   $ 8,693,290
--------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.7%
   8,595,000      Alaska Housing Finance Corporation, Insured Mortgage Program Bonds,
                     1990 First Series, 7.800%, 12/01/30                                      Aa1     12/00 at 102     8,744,639
   5,000,000      Municipality of Anchorage, Alaska, Senior Lien Refunding Electric
                     Revenue Bonds, 1989, 7.125%, 6/01/06                                     Aaa      6/99 at 102     5,412,650
--------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 6.1%
   5,000,000      City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater
                     System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                     (Pre-refunded to 7/01/03)                                                AAA      7/03 at 102     5,488,800
  10,000,000      Industrial Development Authority of The County of Pima (Arizona),
                     HealthCare System Revenue Bonds, Carondelet Health Services, Inc.,
                     St. Joseph's and St. Mary's Hospitals and Health Centers Issue, Series
                     1991, 6.750%, 7/01/16                                                    Aaa      7/01 at 102    10,884,900
   6,250,000      The Industrial Development Authority of the City of Scottsdale, Arizona,
                     Hospital Revenue Bonds (Scottsdale Memorial Hospital Project),
                     Series 1988A, 7.050%, 9/01/18 (Pre-refunded to 9/01/98)                  Aaa      9/98 at 101     6,636,938
  10,000,000      Business Development Finance Corporation, Tucson (Arizona), Local
                     Development Lease Revenue Refunding Bonds, Series 1992,
                     6.250%, 7/01/08                                                          Aaa      7/02 at 102    10,597,700
  15,250,000      City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,
                     7.100%, 7/01/18 (Pre-refunded to 7/01/01)                                Aaa      7/01 at 102    17,179,735
--------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 2.4%
  10,250,000      Arkansas Development Finance Authority, Single Family Mortgage
                     Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                     6.700%, 7/01/27 (Alternative Minimum Tax)                                AAA       7/05 at 102   10,598,398
                  Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                     Series 1991 (Arkansas Power &Light Company Project):
    6,400,000         8.000%, 1/01/21 (Alternative Minimum Tax)                               BBB       1/01 at 102    6,988,544
   2,250,000         8.000%, 1/01/21 (Alternative Minimum Tax)                                Aaa       1/01 at 102    2,551,568
--------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 5.8%
   5,500,000      California Statewide Communities Development Authority, Certificates
                     of Participation, The Salk Institute For Biological Studies, San
                     Diego, California, 6.200%, 7/01/24                                        AAA       7/04 at 102    5,650,260
  10,000,000      Certificates of Participation (1991 Financing Project), County of
                     Alameda, California, Alameda County Public Facilities Corporation,
                     6.000%, 9/01/21                                                           Aaa       9/06 at 102   10,317,400
  12,695,000      Antioch Area Public Facilities Financing Agency, Community Facilities
                     District No. 1989-1, Series 1993 Special Tax Bonds, 5.000%, 8/01/18       Aaa       8/02 at 102   11,527,822
   5,000,000      Inland Empire Solid Waste Financing Authority, Revenue Bonds, 1996
                     Series B (Landfill Improvement Financing Project), 6.000%, 8/01/16
                     (Alternative Minimum Tax)                                                 Aaa       8/06 at 102    5,073,150
   6,910,000      Ontario Redevelopment Financing Authority (San Bernardino County,
                     California) 1993 Revenue Bonds (Ontario Redevelopment Project No. 1),
                     5.850%, 8/01/22                                                            Aaa      8/03 at 102    6,933,079
   8,500,000      Airports Commission, City and County of San Francisco, California, San
                     Francisco International Airport, Second Series Revenue Bonds, Issue 11
                     (Noise Insulation Program), 6.250%, 5/01/26 (Alternative Minimum Tax)      Aaa      5/05 at 101    8,842,465


   PRINCIPAL                                                                                    RAT-         OPT. CALL    MARKET
      AMOUNT      DESCRIPTION                                                                   INGS*      PROVISIONS**    VALUE

                  COLORADO - 3.0%
                  Colorado Health Facilities Authority, Insured Hospital
                     Revenue Bonds (PSL Healthcare System Project) Series
                     1991A:
 $ 5,000,000         7.250%, 2/15/16 (Pre-refunded to 2/15/01)                                   Aaa     2/01 at 102 $  5,614,100
   4,500,000         6.250%, 2/15/21 (Pre-refunded to 2/15/01)                                   Aaa     2/01 at 102    4,880,790
   2,930,000      Adams County, Colorado, Single Family Revenue Refunding Bonds, 1991
                     Series A-2, 8.700%, 6/01/12                                                 Aaa     6/01 at 103    3,170,289
   5,630,000      E-470 Public Highway Authority, Arapahoe County, Colorado, Capital
                     Improvement Trust Fund Highway Revenue Bonds (E-470 Project),
                     Vehicle Registration Fee Bonds, 6.150%, 8/31/26                             Aaa     8/05 at 103    5,892,302
      45,000      Arapahoe County, Colorado, GNMA Collateralized Single Family
                     Mortgage Revenue Bonds, Series 1988A, 8.200%, 8/01/14 (Alternative
                     Minimum Tax)                                                                AAA     8/98 at 102       47,138
   3,540,000      Castle Pines Metropolitan District, Douglas County, Colorado, General
                     Obligation Refunding and Improvement Bonds,Series 1990,
                     7.625%, 12/01/15                                                            Aaa    12/00 at 102    3,990,996
     250,000      El Paso County, Colorado, Colorado Local Single Family Mortgage Revenue
                     Bonds, 1990 Series A, 7.850%, 9/01/09 (Alternative Minimum Tax)             AAA     9/00 at 102      262,813
   1,515,000      Jefferson County, Colorado, Single Family Revenue Refunding Bonds,
                     Series 1991A, 8.875%, 10/01/13                                              Aaa     4/01 at 103    1,633,746
---------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 2.1%
  15,450,000      District of Columbia (Washington, D.C.) General Obligation Bonds
                     (Series 1990B), 7.500%, 6/01/10 (Pre-refunded to 6/01/00)                   Aaa     6/00 at 102   17,293,649
---------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 1.8%
  11,475,000      Florida Housing Finance Agency, Single Family Mortgage Revenue Bonds,
                     1994 Series B, 6.650%, 7/01/26 (Alternative MinimumTax)                     Aaa     7/04 at 102   11,853,446
  33,080,000      Dade County, Florida Special Obligation and Refunding Bonds, Series
                     1996B, 0.000%, 10/01/32                                                     Aaa  10/08 at 22 13/32 3,509,788
---------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.4%
   2,930,000      Georgia Residential Finance Authority, Single Family Mortgage Bonds,
                     1988 Series C (FHA Insured or VAGuaranteed Mortgage Loans),

                     8.300%, 12/01/19 (Alternative MinimumTax)                                   AA+    12/98 at 103    2,975,884
---------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 2.8%
   6,130,000      Department of Budget and Finance of the State of Hawaii, Special Purpose
                     Revenue Bonds (Hawaiian Electric Company, Inc. and Subsidiaries
                     Projects) Series 1992, 6.550%, 12/01/22 (Alternative MinimumTax)            Aaa    12/02 at 103    6,551,315
  16,180,000      Department of Budget and Finance of the State of Hawaii, Special Purpose
                     Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries
                     Projects), Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)          Aaa     5/06 at 101   16,869,753
---------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 7.0%
  18,880,000      Illinois Health Facilities Authority, FHAInsured Mortgage Revenue
                     Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24                   Aaa     2/06 at 102   19,070,688
   5,000,000      Central Lake County Joint Action Water Agency, Lake County, Illinois,
                     Water Revenue Bonds, Series 1991, 7.000%, 5/01/20 (Pre-refunded
                     to 5/01/01)                                                                 Aaa     5/01 at 102    5,580,550
  10,000,000      City of Chicago, General Obligation Bonds, Project Series 1995,
                     6.125%, 1/01/16                                                             Aaa     7/05 at 102   10,299,000
   6,000,000      City of Chicago, Chicago-O'Hare International Airport, General Airport
                     Second Lien Revenue Refunding Bonds, 1994 Series A, 6.375%, 1/01/12         Aaa     1/05 at 102    6,416,220
   6,280,000      Public Building Commission of Chicago (Illinois), Building Revenue
                     Bonds, Series A of 1990 (Board of Education of the City of Chicago),
                     7.125%, 1/01/15                                                             Aaa     1/00 at 102    6,843,693


   PRINCIPAL                                                                                      RAT-       OPT. CALL    MARKET
      AMOUNT      DESCRIPTION                                                                     INGS*   PROVISIONS**     VALUE

                  ILLINOIS (CONTINUED)
$ 10,325,000      Public Building Commission of Chicago (Illinois), Building Revenue
                     Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                     5.750%, 12/01/18                                                            Aaa    12/03 at 102 $ 10,128,309
     480,000      City of Moline, Illinois, City of Rock Island, Illinois, City of Urbana,
                     Illinois, Single Family Mortgage Revenue Bonds (GNMA Mortgage-
                     Backed Securities Program)Series 1990, 8.050%, 8/01/23 (Alternative
                     Minimum Tax)                                                                Aaa     8/00 at 102      508,286
---------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 6.5%
   2,775,000      Indiana Housing Finance Authority, Residential Mortgage Bonds, 1988
                     Series R-A, 8.375%, 1/01/20 (Alternative Minimum Tax)                        Aa   1/99 at 102 1/2  2,894,159
   9,500,000      Indiana Housing Finance Authority, Single Family Mortgage Revenue
                     Bonds (GNMA Collateralized Home Mortgage Program) 1990 Series C,
                     7.800%, 1/01/22 (Alternative Minimum Tax)                                   Aaa     7/00 at 102   10,033,425
   9,050,000      Indiana Municipal Power Agency, Power Supply System Refunding Revenue
                     Bonds, 1993 Series B, 5.750%, 2/15/28 (Alternative Minimum Tax)             Aaa     2/03 at 102    8,774,699
   6,000,000      Jasper County, Indiana, Collateralized Pollution Control Refunding
                     Revenue Bonds (Northern Indiana Public Service Company Project),
                     Series 1991, 7.100%, 7/01/17                                                Aaa     7/01 at 102    6,649,200
   9,645,000      Marion County Convention and Recreational Facilities Authority
                     (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                     7.000%, 6/01/21 (Pre-refunded to 6/01/01)                                   Aaa     6/01 at 102   10,801,146
   4,230,000      City of Rockport, Indiana, Pollution Control Revenue Refunding Bonds
                     (Indiana Michigan Power Company Project), Series B, 7.600%, 3/01/16         Aaa     3/01 at 102    4,793,394
  10,000,000      Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital
                     Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South
                     Bend Project), 7.000%, 8/15/20                                              Aaa     8/01 at 102   11,015,000
---------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 0.7%
   5,305,000      City of Mason City, Iowa, Hospital Revenue Bonds (Sisters ofMercy
                     Health Corporation) 1991 Series L, 7.000%, 8/15/21                          Aaa     8/01 at 102    5,838,683
---------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 3.2%
   2,710,000      Louisiana Housing Finance Agency, GNMA Collateralized Single Family
                     Mortgage Revenue Bonds, Series 1988, 8.300%, 11/01/20
                     (Alternative Minimum Tax)                                                   Aaa    11/98 at 102    2,824,552
   4,325,000      Denham Springs/Livingston Housing and Mortgage Finance Authority,
                     Single Family Mortgage Revenue Bonds (GNMA and FNMA
                     Mortgage-Backed Securities Program) Series 1995, 6.875%, 2/01/28
                     (Alternative Minimum Tax)                                                   AAA     2/05 at 102    4,390,091
  13,170,000      City of New Orleans, Louisiana, General Obligation Refunding Bonds,
                     Series 1995, 6.200%, 10/01/21                                               Aaa    10/05 at 102   13,820,466
   5,595,000      Orleans Levee District (A Political Subdivision of the State of Louisiana)
                     Public Improvement Bonds, Series 1986, 5.950%, 11/01/15                     Aaa    12/05 at 103    5,777,957
---------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 1.6%
  12,745,000      Maine State Housing Authority, Mortgage Purchase Bonds, 1991 SeriesA,
                     7.400%, 11/15/22                                                            Aaa     5/01 at 102   13,482,808
---------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 0.9%
   7,100,000      Massachusetts Housing Financing Agency, Single Family Housing Revenue
                     Bonds, Series 12, 7.500%, 12/01/13                                          Aaa     6/99 at 102    7,509,883
---------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.9%
  13,150,000      Minneapolis/Saint Paul Housing Finance Board (Single Family Mortgage
                     Revenue Bonds) (Minneapolis/Saint Paul Family Housing Program,
                     Phase VI), 8.300%, 8/01/21 (Alternative Minimum Tax)                        AAA     8/98 at 102   13,755,295
   1,844,000      City of St. Louis Park, Minnesota, Single Family Residential Mortgage
                     Revenue Refunding Bonds (GNMAMortgage-Backed Securities
                     Program) Series 1991-A, 7.250%, 4/20/23                                     Aaa     4/01 at 102    1,952,519


   PRINCIPAL                                                                                     RAT-         OPT. CALL   MARKET
      AMOUNT      DESCRIPTION                                                                    INGS*     PROVISIONS**    VALUE

                  MISSISSIPPI - 2.8%
 $ 8,750,000      Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,
                     Series 1996C, 5.500%, 6/01/29 (Alternative Minimum Tax)                     Aaa     6/06 at 105  $ 9,663,150
   6,765,000      Mississippi Housing Finance Corporation, Single Family Mortgage
                     Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                     Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)             Aaa    10/99 at 102    7,115,224
   2,545,000      Harrison County, Wastewater Management District (Mississippi),
                     Wastewater Treatment Facilities Revenue Refunding Bonds, Series
                     1991A, 8.500%, 2/01/13                                                      Aaa     No Opt. Call   3,382,712
   2,715,000      Harrison County, Wastewater Management District (Mississippi),
                     Wastewater Treatment Facilities Revenue Refunding Bonds, Series
                     1991B, 7.750%, 2/01/14                                                      Aaa     No Opt. Call   3,411,479
---------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.6%
   5,000,000      St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                     Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                     Lessee), 6.000%, 2/15/19                                                    Aaa     2/06 at 102    5,146,200
---------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.0%
   3,270,000      Clark County, Nevada, Industrial Development Revenue Bonds (Nevada
                     Power Company Project),Series 1990, 7.800%, 6/01/20 (Alternative
                     Minimum Tax)                                                                Aaa     6/00 at 102    3,630,125
  13,185,000      Washoe County, Nevada, Hospital Refunding Revenue Bonds (Washoe
                     Medical Center, Inc. Project),Series 1994A, 6.000%, 6/01/19                 Aaa     6/04 at 102   13,400,179
---------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 0.5%
   3,750,000      New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                     Monmouth Medical Center Issue, Series C, 6.250%, 7/01/24                    Aaa     7/04 at 102    3,936,825
---------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 2.7%
   3,850,000      New Mexico Mortgage Finance Authority, Multifamily Housing
                     Refunding Revenue Bonds, 1990 Series A-Tax-exempt (Fannie Mae
                     Collateralized), 7.625%, 1/01/24                                            AAA     1/01 at 102    4,118,230
   5,000,000      City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,
                     6.600%, 7/01/16 (Alternative Minimum Tax)                                   Aaa     7/00 at 105    5,408,500
   6,000,000      City of Farmington, New Mexico, Pollution Control Refunding Revenue
                     Bonds (Southern California Edison Company Four Corners Project),
                     1991 Series A, 7.200%, 4/01/21                                               A+     4/01 at 102    6,532,380
   5,750,000      City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,
                     6.300%, 6/01/24 (Pre-refunded to 6/01/04)                                   Aaa     6/04 at 100    6,305,968
---------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 17.0%
   7,000,000      New York State Energy Research and Development Authority, Facilities
                     Refunding Revenue Bonds, Series 1995 (Consolidated Edison Company
                     of New York, Inc. Project), 6.100%, 8/15/20                                  A1     7/05 at 102    7,151,760
  12,000,000      New York State Finance Agency, Housing Project Mortgage Revenue
                     Bonds, 1996 Series A Refunding, 6.125%, 11/01/20                            Aaa     5/06 at 102   12,283,560
  12,860,000      New York State Medical Care Facilities Finance Agency, Hospital and
                     Nursing Home Insured Mortgage Revenue Bonds, 1989 Series A,
                     7.600%, 2/15/29                                                              Aa     2/99 at 102   13,871,310
  20,250,000      New York State Medical Care Facilities Finance Agency, St. Luke's-
                     Roosevelt Hospital Center FHA-Insured Mortgage Revenue Bonds,
                     1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)                    Aaa     2/00 at 102   22,498,763
  12,000,000      New York State Medical Care Facilities Finance Agency, New York
                     Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A
                     (AMBAC Insured Series), 6.900%, 8/15/34                                     Aaa     2/05 at 102   13,390,080
   5,000,000      State of New York Mortgage Agency, Homeowner Mortgage Revenue
                     Bonds, Series MM-1, 7.950%, 10/01/21 (Alternative Minimum Tax)               Aa     2/01 at 102    5,327,850
                  The City of New York, General Obligation Bonds, Fiscal 1991 Series A:
   2,000,000         8.000%, 3/15/11                                                             Aaa   3/00 at 101 1/2  2,234,740
   6,000,000         7.250%, 3/15/19                                                             Aaa   3/00 at 101 1/2  6,565,260


   PRINCIPAL                                                                                    RAT-        OPT. CALL    MARKET
      AMOUNT     DESCRIPTION                                                                    INGS*    PROVISIONS**     VALUE

                  NEW YORK (CONTINUED)
$ 17,700,000      New York City Housing Development Corporation, Multi-Unit Mortgage
                     Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                     7.250%, 6/01/19                                                             Aaa     6/01 at 102 $ 18,858,465
                  NewYork City, New York, Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1996 Series
                     A:
  20,000,000         5.500%, 6/15/23                                                             Aaa     6/05 at 100   19,494,000
  10,000,000         6.000%, 6/15/25                                                             Aaa     6/05 at 101   10,271,900
  10,000,000      New York City Transit Authority, Transit Facilities Revenue Bonds, Series
                     1990 (Livingston Plaza Project), 7.500%, 1/01/20 (Pre-refunded
                     to 1/01/00)                                                                 Aaa     1/00 at 102   11,110,000
---------------------------------------------------------------------------------------------------------------------------------
                  NORTH DAKOTA - 2.6%
  21,075,000      Mercer County, North Dakota, Pollution ControlRefunding Revenue
                     Bonds, Second 1995 Series (Basin Electric Power Cooperative-Antelope
                     Valley Unit 1 and Common Facilities), 6.050%, 1/01/19                       Aaa     1/05 at 102   21,742,867
---------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 1.1%
   9,790,000      County of Lucas, Ohio, Hospital Improvement and Refunding Revenue
                     Bonds, Series 1993 (The Toledo Hospital),  5.000%, 11/15/22                 Aaa    11/03 at 102    8,835,083
---------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 1.6%
   2,080,000      Oklahoma Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds, 1991 Series A, 7.200%, 3/01/11                                       Aaa     3/01 at 102    2,207,109
   9,900,000      Pottawatomie County Development Authority, Water Revenue Bonds,
                     Series 1990 (North Deer Creek Reservoir Project), 7.375%, 7/01/26
                     (Pre-refunded to 7/01/00)                                                   Aaa     7/00 at 102   11,060,577
---------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 1.1%
  10,000,000      Oregon Health Sciences University, Insured Revenue Bonds, 1995 Series B,
                     5.250%, 7/01/25                                                             Aaa     7/06 at 102    9,550,500
---------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 5.4%
   8,685,000      Pennsylvania Higher Education Assistance Agency, Student Loan
                     Adjustable Rate Tender Revenue Refunding Bonds, 1985 Series A,
                     6.800%, 12/01/00                                                            Aaa     No Opt. Call   9,321,697
   7,000,000      Berks County Municipal Authority (Pennsylvania), Hospital Revenue
                     Bonds (The Reading Hospital and Medical Center Project), Series B of
                     1994, 6.100%, 10/01/23                                                      Aaa    10/04 at 102    7,196,140
   7,250,000      Lehigh County Industrial Development Authority, Pollution Control
                     Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power & Light
                     Company Project), 6.150%, 8/01/29                                           Aaa     8/05 at 102    7,535,360
  14,190,000      City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                     Sixteenth Series, 7.000%, 8/01/21 (Pre-refunded to 8/01/01)                 Aaa     8/01 at 102   15,923,592
   5,000,000      Health Care Facilities Authority of Sayre (Pennsylvania), Series 1991A
                     Revenue Bonds, Guthrie Healthcare System, 7.100%, 3/01/17                   Aaa     3/01 at 102    5,529,200
---------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 3.0%
  12,500,000      Rhode Island Depositors Economic Protection Corporation, Special
                     Obligation Bonds, 1991 Series A, 7.500%, 8/01/14 (Pre-refunded
                     to 8/01/01)                                                                 Aaa     8/01 at 102   14,280,125
   5,050,000      Rhode Island Port Authority and Economic Development Corporation,
                     Airport Revenue Bonds, 1994 Series A, 6.625%, 7/01/24 (Alternative
                     Minimum Tax)                                                                Aaa     7/04 at 102    5,441,628
   5,000,000      Providence Public Buildings Authority, Revenue Bonds, Series A,
                     7.250%, 12/15/10 (Pre-refunded to 12/15/00)                                 Aaa    12/00 at 102    5,577,950
---------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 0.6%
   5,170,000      The Health, Educational and Housing Facilities Board of the County of
                     Sullivan, Tennessee, Hospital Revenue Bonds, Series 1993 (Holston
                     Valley Health Care, Inc.), 5.750%, 2/15/13                                  Aaa     2/03 at 102    5,206,759


   PRINCIPAL                                                                                      RAT-        OPT. CALL   MARKET
      AMOUNT      DESCRIPTION                                                                    INGS*     PROVISIONS**    VALUE

                  TEXAS - 5.1%
 $ 8,000,000      Abilene Health Facilities Development Corporation, Hospital Revenue
                     Refunding and Improvement Bonds (Hendrick Medical Center Project),
                     Series 1995C, 6.150%, 9/01/25                                                Aaa    9/05 at 102 $  8,277,440
   4,695,000      Harris County,Texas, Health Facilities Development Corporation, Special
                     Facilities Revenue Bonds (Texas Medical Center Project), Series 1990,
                     7.375%, 5/15/20                                                              Aaa    5/00 at 102    5,222,765
                  Harris County Hospital District, Refunding Revenue Bonds, Series 1990:
   3,000,000         7.500%, 2/15/03                                                              Aaa    No Opt. Call   3,412,260
   5,000,000         7.400%, 2/15/10                                                              Aaa    No Opt. Call   5,960,150
   4,100,000      City of Houston, Texas, Airport System Senior Lien Revenue Bonds, Series
                     1988, 8.200%, 7/01/17 (Alternative Minimum Tax)                              Aaa   7/98 at 102 1/2 4,447,188
   7,450,000      Matagorda County Navigation, District Number One (Texas), Pollution
                     Control Revenue Refunding Bonds (Central Power & Light Company
                     Project), Series 1995, 6.100%, 7/01/28                                       Aaa    7/00 at 102    7,604,512
   7,325,000      Matagorda County Navigation District Number One (Texas), Pollution
                     Control Revenue Bonds (Central Power & Light Company Project)
                     Series 1986, 7.875%, 11/01/16 (Alternative Minimum Tax)                      Aaa   11/96 at 102    7,495,451
---------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 2.0%
  10,770,000      Intermountain Power Agency (Utah), Power Supply Revenue Refunding
                     Bonds, 1993 Series A, 5.000%, 7/01/23                                         Aa    7/03 at 100    9,573,667
   6,000,000      Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals,
                     Inc.), Series 1988 A, 8.000%, 5/15/07                                        AAA    5/98 at 102    6,984,360
---------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.2%
   1,830,000      Chesapeake Hospital Authority, Hospital Facility Revenue Bonds
                     (Chesapeake General Hospital) Series 1990, 7.600%, 7/01/00                   Aaa    No Opt. Call   2,017,611
---------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 0.9%
                  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1990B (Waukesha Memorial Hospital, Inc. Project):
   6,405,000         7.250%, 8/15/19 (Pre-refunded to 8/15/00)                                    Aaa    8/00 at 102    7,137,732
     450,000         7.250%, 8/15/19                                                              Aaa    8/00 at 102      493,691
---------------------------------------------------------------------------------------------------------------------------------
$807,969,000      Total Investments - (cost $769,031,732) - 98.1%                                                     822,971,444
=============--------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM
                  MUNICIPAL SECURITIES - 0.5%
  $  500,000      California Pollution Control Financing Authority, Pollution Control
                     Revenue Bonds (Shell Oil Company Project), 1991 Series B, Variable
                     Rate Demand Bonds, 3.500%, 10/01/11+                                       VMIG-1                    500,000
     500,000      California Pollution Control Financing Authority, Pollution Control
                     Revenue Bonds (Shell Oil Company Project), 1991 Series A, Variable
                     Rate Demand Bonds, 3.500%, 10/01/08+                                       VMIG-1                    500,000
   1,800,000      Lone Star Airport Improvement Authority, A-5 (American Airlines),
                     Variable Rate Demand Bonds, 3.650%, 12/01/14+                              VMIG-1                  1,800,000
   1,800,000      Maricopa County, Arizona Pollution Control Corporation, Pollution
                     Control Revenue Refunding Bonds, (Arizona Public Service Company
                     Palo Verde Project), 1994 Series F, Variable Rate Demand Bonds,
                     3.650%, 5/01/29+                                                             A-1+                  1,800,000
---------------------------------------------------------------------------------------------------------------------------------
 $ 4,600,000      Total Temporary Investments - 0.5%                                                                    4,600,000
=============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.4%                                                                 11,732,554
---------------------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                  $839,303,998
=================================================================================================================================


                                                                  NUMBER OF     MARKET     MARKET
                  STANDARD & POOR'S                 MOODY'S      SECURITIES      VALUE     PERCENT

  SUMMARY OF                   AAA                      Aaa         95      $758,911,251       92%
    RATINGS*          AA+, AA, AA-        Aa1, Aa, Aa2, Aa3          6        43,387,509        5
PORTFOLIO OF                    A+                       A1          2        13,684,140        2
 INVESTMENTS       BBB+, BBB, BBB-    Baa1, Baa, Baa2, Baa3          1         6,988,544        1
  (EXCLUDING
   TEMPORARY
INVESTMENTS):
--------------------------------------------------------------------------------------------------
TOTAL                                                              104      $822,971,444      100%
==================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

 * Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

** Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.


NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

     PRINCIPAL                                                                                 RAT-     OPT. CALL         MARKET
        AMOUNT    DESCRIPTION                                                                  INGS*    PROVISIONS**      VALUE

                  ALABAMA - 2.8%
  $    860,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue
                     Bonds (GNMA Collateralized Home Mortgage Revenue Bonds Program),
                     1990 Series B, 7.900%, 10/01/22 (Alternative Minimum Tax)                  AAA     10/00 at 102   $  867,723
     3,850,000    Alabama Housing Finance Authority, Multifamily Housing Revenue
                     Refunding Bonds (GNMA Collateralized-Royal Hills), 1995 Series F,
                     6.500%, 7/20/30                                                            Aaa      7/05 at 103    4,036,379
    11,000,000    The Special Care Facilities Financing Authority of the City of Birmingham
                     (Alabama), Baptist Medical Centers, Revenue Bonds, Series 1995-B
                     (Baptist Health System, Inc.), 5.875%, 11/15/20                            Aaa      5/05 at 102   11,077,000
                  The Special Care Facilities Authority Of The City Of Birmingham-
                     Baptist Medical Centers, Revenue Bonds, Series 1996-A (Baptist
                     Health System, Inc.):
     7,465,000       5.875%, 11/15/19                                                           Aaa     11/06 at 102    7,548,309
    10,000,000       5.875%, 11/15/26                                                           Aaa     11/06 at 102   10,068,300
     3,745,000    City of Demopolis, Alabama, General Obligation Warrants, Series 1991,
                     6.900%, 6/01/16 (Pre-refunded to 6/01/01)                                  Aaa      6/01 at 102    4,178,521
     8,000,000    Houston County Health Care Authority Hospital Revenue Bonds,
                     Southeast Alabama Medical Center Series 1989, 7.250%, 10/01/19
                     (Pre-refunded to 10/01/99)                                                 Aaa     10/99 at 102    8,768,640
     4,250,000    County Board of Education of Shelby County, Alabama, Capital Outlay
                     Refunding School Warrants, Series 1995, 5.875%, 2/01/17                    Aaa      2/05 at 102    4,295,178
---------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.8%
     4,000,000    Alaska Energy Authority, Power Revenue Bonds, Second Series (Bradley
                     Lake Hydroelectric Project), 7.250%, 7/01/21                               Aaa      7/00 at 102    4,422,000
                  Alaska Housing Finance Corporation, Insured Mortgage Program Bonds,
                     1990 First Series:
     4,250,000       7.750%, 12/01/14                                                           Aa1     12/00 at 102    4,366,068
     7,535,000       7.800%, 12/01/30                                                           Aa1     12/00 at 102    7,666,184
    15,950,000    Alaska State Housing Finance Corporation, Governmental Purpose Bonds,
                     1995 Series A, 5.875%, 12/01/30                                            Aaa     12/05 at 102   15,890,826
---------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 1.2%
     5,000,000    Coconino County, Arizona, Pollution Control Corporation, Pollution
                     Control Revenue Refunding Bonds (Arizona Public Service Company)
                     1993 Series A, 5.875%, 8/15/28                                             Baa1     8/03 at 102    4,990,200
     3,950,000    Navajo County, Arizona, Pollution Control Corporation, Pollution Control
                     Revenue Refunding Bonds (Arizona Public Service Company), 1993
                     Series A, 5.875%, 8/15/28                                                   Aaa     8/03 at 102    3,987,367
    12,510,000    The Industrial Development Authority of the County of Pima (Arizona)
                     Industrial Development Lease Obligation Refunding Revenue Bonds,
                     1988 Series A (Irvington Project), 7.250%, 7/15/10                          Aaa     1/02 at 103   13,870,337
---------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.8%
    14,450,000    Arkansas Development Finance Authority, Single Family Mortgage
                     Revenue Bonds, 1990 Series A (GNMA-Backed Securities Program),
                     7.400%, 9/01/23 (Alternative Minimum Tax)                                   AAA     9/01 at 102   15,237,959
---------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 7.8%
                  California Health Facilities Financing Authority, Insured
                     Health Facility Revenue Bonds, 1991 Series D (Catholic
                     Healthcare West)
     9,000,000       6.500%, 7/01/16 (Pre-refunded to 7/01/01)                                   Aaa     7/01 at 102    9,925,740
    14,000,000       6.650%, 7/01/21 (Pre-refunded to 7/01/01)                                   Aaa     7/01 at 102   15,523,900
     1,385,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,
                     1991 Series C, 7.450%, 8/01/11 (Alternative Minimum Tax)                     Aa     8/01 at 102    1,455,774
     6,135,000    California Housing Finance Agency, Housing Revenue Bonds (Insured),
                     1994 Series C, 6.250%, 8/01/25                                              Aaa     8/04 at 102    6,310,093


     PRINCIPAL                                                                                   RAT-         OPT. CALL  MARKET
        AMOUNT    DESCRIPTION                                                                    INGS*     PROVISIONS**   VALUE

                  CALIFORNIA (CONTINUED)
                  California Rural Home Mortgage, Finance Authority, Single Family
                     Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                     1996 Series A:
 $   4,810,000       7.550%, 11/01/26 (Alternative Minimum Tax)                                   AAA    No Opt. Call $ 5,420,870
     4,000,000       6.450%, 5/01/27 (Alternative Minimum Tax)                                    AAA    No Opt. Call   4,502,160
     7,000,000    California Statewide Communities Development Authority, Certificates of
                     Participation, Huntington Memorial Hospital, 5.800%, 7/01/26                 AAA    7/06 at 102    7,008,190
     3,100,000    Campbell Union School District, Santa Clara County, California, 1994
                     General Obligation Bonds, Series A, 6.250%, 8/01/19                          Aaa    8/04 at 102    3,260,177
     8,200,000    Castaic Lake Water Agency (California), Refunding Revenue Certificates of
                     Participation (Water System Improvement Projects), Series 1994A,
                     6.300%, 8/01/20                                                              Aaa    8/04 at 102    8,641,652
    11,750,000    East Bay Municipal Utility District (Alameda and Contra Costa Counties,
                     California), Water System Subordinated Revenue Refunding Bonds,
                     Series 1993A, 5.000%, 6/01/21                                                Aaa    6/03 at 102   10,604,258
     5,500,000    Fallbrook Union High School District (San Diego County, California),
                     1994 General Obligation Bonds, Series A, 6.250%, 9/01/19                     Aaa    9/04 at 102    5,786,110
     6,530,000    La Quinta Financing Authority, Local Agency Revenue Bonds, Series 1991
                     (City Hall Project), 6.650%, 10/01/18                                        Aaa   10/00 at 102    7,031,961
    11,200,000    The City of Los Angeles, California, Wastewater System Revenue Bonds,
                     Series 1993-D, 4.700%, 11/01/19                                              Aaa   11/03 at 102    9,690,800
     9,000,000    County of Orange, California, Refunding Recovery Bonds, 1995 Series A,
                     5.750%, 6/01/15                                                              Aaa    6/05 at 102    9,045,540
     6,000,000    County of Orange, California, Airport Revenue Refunding Bonds, Series
                     1993, 5.500%, 7/01/13 (Alternative Minimum Tax)                              Aaa    7/03 at 102    5,865,180
     6,500,000    City of Salinas, Housing Facility Refunding Revenue Bonds, Series 1994A
                     (GNMA Collateralized-Villa Serra Project), 6.600%, 7/20/30                   AAA    7/04 at 102    6,822,335
     8,500,000    Airports Commission, City and County of San Francisco, California,
                     San Francisco International Airport, Second Series Revenue Bonds,
                     Issue 11 (Noise Insulation Program), 6.250%, 5/01/26 (Alternative
                     Minimum Tax)                                                                 Aaa    5/05 at 101    8,842,465
    11,000,000    Santa Ana Financing Authority, Police Administration and Housing
                     Facility Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24                  Aaa    No Opt. Call  12,223,530
     5,500,000    Santa Clara County Financing Authority, Lease Revenue Bonds (VMC
                     Facility Replacement Project), 1994 Series A, 6.750%, 11/15/20               Aaa    11/04 at 102   6,113,525
---------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 0.8%
    14,150,000    Board of Water Commissioners, City and County of Denver, Colorado,
                     Certificates of Participation, Series 1991, 6.625%, 11/15/11                 Aaa    11/01 at 101  15,361,806
---------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.2%
     2,500,000    State of Connecticut, Health and Educational Facilities Authority, Revenue
                     Bonds, Choate Rosemary Hall Issue, Series A, 7.000%, 7/01/25                 Aaa     7/04 at 101   2,839,775
---------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 2.5%
    19,355,000    District of Columbia (Washington, D.C.), General Obligation Bonds
                     (Series 1989A), 7.500%, 6/01/09 (Pre-refunded to 6/01/99)                    Aaa     6/99 at 102  21,249,467
     3,000,000    District of Columbia (Washington, D.C.), Hospital Revenue Bonds
                     (National Rehabilitation Hospital, Inc. Issue), Series 1989A, Medlantic
                     Healthcare Group, 7.100%, 11/01/11 (Pre-refunded to 11/01/99)                Aaa    11/99 at 102   3,286,440
     6,000,000    District of Columbia, Hospital Improvement and Refunding Revenue
                     Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19             Aaa     7/02 at 102   6,178,380
     4,950,000    District of Columbia Housing Finance Agency, Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988C, 7.850%, 12/01/22
                      (Alternative MinimumTax)                                                    AAA     6/00 at 102   5,209,034
     4,820,000    District of Columbia Housing Finance Agency, Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1990B, 7.100%, 12/01/24
                     (Alternative MinimumTax)                                                     AAA    12/01 at 102   5,006,630


     PRINCIPAL                                                                                    RAT-         OPT. CALL  MARKET
        AMOUNT    DESCRIPTION                                                                     INGS*     PROVISIONS**   VALUE

                  DISTRICT OF COLUMBIA (CONTINUED)
 $   5,000,000    District of Columbia, Revenue Bonds (The American College of
                     Obstetricians and Gynecologists Issue), Series 1991, 6.500%, 8/15/18         Aaa     8/01 at 102 $ 5,311,800
---------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 2.0%
    14,330,000    Florida Housing Finance Agency, Home Ownership Revenue Refunding
                     Bonds, 1987 Series G1, 8.595%, 11/01/17                                      AAA    No Opt. Call  16,167,536
     5,820,000    Florida Housing Finance Agency, Single Family Mortgage Refunding
                     Bonds, 1987 Series One Class B, 7.100%, 1/01/17                              AAA     3/97 at 103   6,023,758
     4,075,000    Housing Finance Authority of Dade County (Florida), Single Family
                     Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12            Aaa    12/01 at 102   4,325,368
     7,500,000    Certificates of Participation, Series 1996B, The School Board of Dade
                     County, Florida, 5.600%, 8/01/26                                             Aaa     8/06 at 101   7,408,275
      3,055,000    Escambia County Housing Finance Authority (Florida), Single Family
                     Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                     6.950%, 10/01/27 (Alternative Minimum Tax)                                   Aaa     4/05 at 102   3,166,996
---------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.0%
     8,315,000    The Fulton-De Kalb Hospital Authority, Georgia, Revenue Certificates,
                     Series 1991 (Grady Memorial Hospital), 6.900%, 1/01/15 (Pre-refunded
                     to 1/01/01)                                                                  Aaa     1/01 at 102   9,204,705
     5,000,000    The Hospital Authority Of Hall County And The City Of Gainesville,
                     Revenue Anticipation Certificates (Northeast Georgia Healthcare
                     Project), Series 1995, 6.000%, 10/01/20                                      Aaa    10/05 at 102   5,114,250
     5,000,000    The Glynn-Brunswick Memorial Hospital Authority Revenue
                     Anticipation Certificates (Southeast Georgia Health Systems Project),
                     Series 1996, 5.250%, 8/01/13                                                 Aaa     8/06 at 102   4,803,100
---------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 1.4%
    24,250,000    Department of Budget and Finance of the State of Hawaii, Special Purpose
                     Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries
                     Projects), Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)           Aaa     5/06 at 101  25,283,778
---------------------------------------------------------------------------------------------------------------------------------
                  IDAHO - 0.6%
     2,990,000    Idaho Housing Agency, Single Family Mortgage Bonds, 1994 Series B,
                     6.750%, 7/01/22                                                               Aa    No Opt. Call   3,179,566
     2,880,000    Idaho Housing Agency Single Family, 6.900%, 7/01/26 (Alternative
                     Minimum Tax)                                                                  Aa    No Opt. Call   3,102,221
     4,365,000    Idaho Housing Agency, Single Family Mortgage Bonds, 1995 Series B,
                     6.600%, 7/01/27 (Alternative Minimum Tax)                                    Aaa     1/05 at 102   4,528,076
---------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 8.2%
    20,000,000    Illinois Health Facilities Authority, Brokaw-Mennonite Association,
                     Revenue Refunding Bonds, Series 1992 (BroMenn Healthcare),
                     6.250%, 8/15/18                                                              Aaa     8/02 at 102  20,599,600
     3,500,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1990, (Alexian
                     Brothers Medical Center, Inc. Project), 7.125%, 1/01/21                      Aaa     1/01 at 102   3,829,805
     2,500,000    Illinois Health Facilities Authority Revenue Bonds, Series 1991 (Memorial
                     Medical Center System Project), Springfield, Illinois, 7.100%, 10/01/21      Aaa    10/01 at 102   2,756,775
     3,420,000    Illinois Housing Development Authority, Residential Mortgage Revenue
                     Bonds, 1989 Series A, 7.400%, 2/01/20 (Alternative MinimumTax)                Aa     8/99 at 102   3,532,039
                  Participations, The State of Illinois, Department of Central Management
                     Services, Illinois Student Assistance Commission:
     2,965,000       6.875%, 7/01/07                                                              Aaa     7/02 at 102   3,316,086
     6,085,000       6.950%, 7/01/13                                                              Aaa     7/02 at 102   6,782,889
     5,000,000    State of Illinois, Civic Center Bonds (Dedicated Tax Revenue), Series
                     1990-A, 7.000%, 12/15/10                                                     Aaa    12/00 at 102   5,507,650
     6,515,000    City of Berwyn, Illinois, Revenue Bonds, Series 1991 (MacNeal Memorial
                     Hospital Association Project), 7.000%, 6/01/15 (Pre-refunded to 6/01/01)     Aaa     6/01 at 102   7,267,157


     PRINCIPAL                                                                                    RAT-        OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                     INGS*    PROVISIONS**    VALUE

                  ILLINOIS (CONTINUED)
 $   4,055,000    Central Lake County Joint Action Water Agency, Lake County, Illinois,
                     General Obligation Water Refunding Bonds, Series 1992,
                     6.000%, 2/01/19                                                               Aa     2/03 at 102 $ 4,108,485
    10,000,000    City of Chicago (Illinois), General Obligation Adjustable Rate Bonds,
                     Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                     (Pre-refunded to 7/01/02)                                                    Aaa  7/02 at 101 1/2 11,213,000
     5,750,000    City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 1990,
                     6.500%, 1/01/16 (Pre-refunded to 1/01/01)                                    Aaa     1/01 at 100   6,183,205
                  The County of Cook, Illinois, General Obligation Bonds, Series 1991:
    18,430,000       6.750%, 11/01/18 (Pre-refunded to 11/01/01)                                  Aaa    11/01 at 102  20,541,341
    26,475,000       6.250%, 11/01/21                                                             Aaa    11/01 at 102  27,390,770
     6,370,000    City of Decatur, Macon County, Illinois (Decatur Memorial Hospital),
                     Hospital Facility Revenue Bonds, Series 1991B, 7.750%, 10/01/21              Aaa    10/01 at 102   7,256,258
                  Board of Governors of State Colleges and Universities,
                     Eastern Illinois University, Auxiliary Facilities System
                     Revenue Bonds, Series 1989:
    12,355,000       0.000%, 10/01/09                                                             Aaa  10/04 at 74 1/16 5,696,396
    16,470,000       0.000%, 4/01/16                                                              Aaa  10/04 at 47 1/16 4,785,688
     4,560,000    County of Macon, Illinois, Revenue Bonds, Millikin University, Series
                     1995, 6.250%, 10/01/16                                                       Aaa    10/05 at 100   4,776,965
     5,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                     and Will Counties, Illinois, General Obligation Bonds, Series 1994D,
                     6.750%, 6/01/25 (Pre-refunded to 6/01/04)                                    Aaa     6/04 at 102   5,688,350
---------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 4.4%
     2,600,000    Indiana Health Facility Financing Authority Hospital Revenue Bonds,
                     Series 1991 (Community Hospitals of Indiana), 7.000%, 7/01/21
                     (Pre-refunded to 7/01/01)                                                    Aaa     7/01 at 102   2,911,142
    10,000,000    Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                     and Improvement Bonds, Series 1995 (Community Hospitals Projects),
                     5.700%, 5/15/22                                                              Aaa     5/06 at 102   9,821,600
       825,000    Indiana Housing Finance Authority, Single Family Mortgage Revenue
                     Bonds (GNMA Collateralized Home Mortgage Program), 1990 Series D,
                     7.800%, 1/01/22 (Alternative Minimum Tax)                                    Aaa     7/00 at 102     849,041
     2,215,000    Indiana Housing Finance Authority, Single Family Mortgage Revenue
                     Bonds (GNMA Collateralized Home Mortgage Program), 1990 Series B,
                     7.800%, 1/01/22 (Alternative MinimumTax)                                     Aaa     7/00 at 102   2,338,641
    10,500,000    Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds,
                     Series 1992 (Parkview Memorial Hospital, Inc., Project),
                     6.400%, 11/15/22                                                              A1    11/02 at 102  10,734,255
    12,250,000    City of Lawrenceburg, Indiana, Pollution Control Revenue Refunding
                     Bonds (Indiana Michigan Power Company Project), Series D,
                     7.000%, 4/01/15                                                              Aaa     4/02 at 102  13,745,235
    12,950,000    Marion County Convention and Recreational Facilities Authority
                     (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                     7.000%, 6/01/21 (Pre-refunded to 6/01/01)                                    Aaa     6/01 at 102  14,502,317
     9,545,000    New Prairie School Building Corporation (LaPonte and St. Joseph
                     Counties, Indiana), First Mortgage Bonds, Series 1994, 7.200%, 7/15/21
                     (Pre-refunded to 7/15/04)                                                    Aaa     7/04 at 102  11,154,478
    14,000,000    Holy Cross Health System Corporation, Indiana Hospital Revenue Bonds
                     Issues, Hospital Authority of Marshall County, Hospital Revenue
                     Refunding Bonds, Series 1991 (Holy Cross Parkview Hospital, Inc.),
                     7.000%, 12/01/12                                                             Aaa    12/01 at 102  15,423,660
---------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.4%
     5,000,000    City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy
                     Hospital Project), Series 1992, 6.250%, 7/01/22                              Aaa     7/02 at 102   5,210,950
    11,400,000    City of Davenport, Iowa, Insured Hospital Revenue Bonds (St. Luke's
                     Hospital), 1990 Series A, 7.400%, 7/01/20                                    Aaa     7/00 at 102  12,651,606


     PRINCIPAL                                                                                    RAT-        OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                     INGS*    PROVISIONS**    VALUE

                  IOWA (CONTINUED)
 $   7,000,000    Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health
                     Corporation (Mercy Health Center of Central Iowa Project), Series 1991,
                     6.750%, 11/01/15                                                             Aaa     11/01 at 101 $7,595,560
---------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.2%
     2,680,000    Sedgwick County, Kansas, and Shawnee County, Kansas, GNMA
                     Collateralized Mortgage Revenue Bonds, Senior 1991 Series A,
                     7.300%, 12/01/12                                                             Aaa     6/01 at 103   2,838,415
---------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.2%
    10,000,000    City of Danville, Kentucky, Multi-City Lease Revenue Bonds (Louisville
                     and Jefferson County Metropolitan Sewer District Sewer and Drainage
                     System Revenue Project), Fixed Rate Series 1991-G, 6.800%, 3/01/19
                     (Pre-refunded to 3/01/02)                                                    Aaa     3/02 at 102  11,178,600
    53,000,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease Revenue
                     Bonds, Series 1989B, 0.000%, 8/15/19 (Pre-refunded to 2/15/01)               Aaa 2/01 at 24 11/16 10,733,030
---------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.7%
    15,650,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                     (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                     (Pre-refunded to 5/15/02)                                                    Aaa     5/02 at 102  17,547,250
     5,340,000    Public Improvement Bonds, Issue of 1992, City of New Orleans,
                     Louisiana, 7.000%, 9/01/19 (Pre-refunded to 9/01/02)                         Aaa     9/02 at 100   5,996,019
     9,525,000    Orleans Levee District (A Political Subdivision of the State of Louisiana)
                     Public Improvement Bonds, Series 1986, 5.950%, 11/01/15                      Aaa    12/05 at 103   9,836,468
    10,165,000    Orleans Parish School Board, Public School Refunding Bonds, Series
                     1995B, 5.200%, 2/01/14                                                       Aaa     2/05 at 102   9,766,939
     3,000,000    Parish of St. Charles, State of Louisiana, Pollution Control Revenue Bonds
                     (Louisiana Power &Light Company Project) Series 1991,
                     7.500%, 6/01/21 (Alternative Minimum Tax)                                    Aaa     6/01 at 102   3,354,780
     3,500,000    Hospital Service District No. 1 of the Parish of Tangipahoa, State of
                     Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24             Aaa     2/04 at 102   3,660,860
---------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.6%
    10,500,000    Maine Health and Higher Educational Facilities Authority, Revenue
                     Bonds, Series 1991, 6.375%, 7/01/21                                         Aaa      7/01 at 102  11,086,845
---------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 5.3%
     6,000,000    Massachusetts Health and Educational Facilities Authority, Revenue
                     Bonds, Brigham and Women's Hospital Issue, Series D, 6.750%, 7/01/24        Aaa      7/01 at 102   6,494,340
     5,050,000    Massachusetts Health and Educational Facilities Authority, Revenue
                     Bonds, FallonHealthcare System Issue, Series A, 6.750%, 6/01/20             Aaa      6/01 at 102   5,603,531
    10,500,000    Massachusetts Health and Educational Facilities Authority, Revenue
                     Bonds, New England Medical Center Hospitals Issue, Series F,
                     6.625%, 7/01/25                                                             Aaa      7/02 at 102  11,379,585
     5,850,000    Massachusetts Health and Educational Facilities Authority, Revenue
                     Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22                Aaa      7/02 at 102   6,304,604
     8,400,000    Massachusetts Health and Educational Facilities Authority, Revenue
                     Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/13           Aaa     10/05 at 102   8,671,236
     7,000,000    Massachusetts Health and Educational Facilities Authority Revenue
                     Bonds, Baystate Medical Center Issue, SeriesE, 6.000%, 7/01/26              Aaa      7/06 at 102   7,167,510
     8,145,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue
                     Bonds, Series 11, 7.750%, 12/01/20 (Alternative Minimum Tax)                 Aa      6/99 at 102   8,577,825
    14,170,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue
                     Bonds, Series 17, 7.150%, 12/01/24 (Alternative Minimum Tax)                 Aa      6/01 at 102  14,781,152
    21,785,000    Massachusetts Housing Finance Agency, Insured Rental Housing Bonds,
                     1994 Series A, 6.650%, 7/01/19 (Alternative MinimumTax)                     Aaa      7/04 at 102  22,615,662
     5,000,000    Massachusetts Housing Finance Agency, Housing Revenue Refunding
                     Bonds, 1995 Series A, 6.100%, 12/01/16                                      Aaa     12/05 at 102   5,121,100


     PRINCIPAL                                                                                   RAT-        OPT. CALL  MARKET
        AMOUNT    DESCRIPTION                                                                    INGS*    PROVISIONS**   VALUE

                  MICHIGAN - 5.3%
$   11,000,000    Michigan State Hospital Finance Authority Hospital Revenue Refunding
                     Bonds (Sisters of Mercy Health Corporation Obligated Group) 1993
                     Series P, 5.250%, 8/15/21                                                   Aaa      8/03 at 102 $10,229,120
     7,490,000    Michigan State Housing Development Authority, Rental Housing Revenue
                     Bonds, 1991 Series A, 7.150%, 4/01/10 (Alternative Minimum Tax)              A+      1/02 at 102   7,900,227
    10,000,000    Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds
                     (The Detroit Edison Company Pollution Control Bonds Project),
                     Collateralized Series 1991DD, 6.875%, 12/01/21                              Aaa     12/01 at 102  11,051,700
    12,250,000    The Economic Development Corporation of the City of Detroit, Resource
                     Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                     (Alternative MinimumTax)                                                    Aaa      5/01 at 102  13,184,185
    20,300,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series
                     1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)                             Aaa      7/01 at 102  22,453,018
    13,500,000    City of Detroit, Michigan, Water Supply System Revenue and Revenue
                     Refunding Bonds, Series 1993, 5.000%, 7/01/23                               Aaa      7/04 at 102  12,219,930
     8,000,000    Gaylord Community Schools, Counties of Otsego and Antrim, State of
                     Michigan, 1992 School Building and Site and Refunding Bonds,
                     0.000%, 5/01/21 (Pre-refunded to 5/01/07)                                   Aaa   5/07 at 37 3/4   1,748,880
     8,500,000    County of Jackson Hospital Finance Authority, Hospital Revenue
                     Refunding Bonds, (W.A. Foote Memorial Hospital, Jackson Michigan),
                     Series 1993A, 5.250%, 6/01/23                                               Aaa      6/03 at 102   7,886,045
    27,000,000    Okemos Public Schools, County of Ingham, State of Michigan, 1991
                     School Building and Site Bonds, Series I, 0.000%, 5/01/21
                     (Pre-refunded to 5/01/06)                                                   Aaa  5/06 at 34 17/32  5,742,900
     5,590,000    Western Townships Utilities Authority, Sewage Disposal System
                     Refunding Bonds, Series 1991, 6.500%, 1/01/19                               Aaa      1/02 at 100   5,944,965
---------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 1.3%
     5,000,000    Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1992
                     Series E, 6.850%, 1/01/24 (Alternative Minimum Tax)                         AA+      7/02 at 102   5,204,650
     7,325,000    Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1994
                     Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)                         AA+      1/04 at 102   7,592,875
    12,000,000    Southern Minnesota Municipal Power Agency, Power Supply System
                     Revenue Bonds, Series 1993 A, 4.750%, 1/01/16                               Aaa      1/03 at 100  10,686,600
---------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 0.6%
     5,770,000    Missouri Housing Development Commission, Single Family Mortgage
                     Revenue Bonds (GNMA Mortgage-Backed Securities Program), 1991
                     Series C, 6.900%, 7/01/18                                                   AAA      1/02 at 102   6,095,717
     3,925,000    Missouri Housing Development Commission, Single Family Mortgage
                     Revenue Bonds (GNMA Mortgage-Backed Securities Program), 1989A,
                     7.900%, 2/01/21 (Alternative Minimum Tax)                                   AAA      2/99 at 102   4,101,468
---------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 1.6%
    26,000,000    City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
                     Refunding Bonds (Puget Sound Power and Light Company Colstrip
                     Project), Series 1992, 6.800%, 3/01/22                                      Aaa      3/02 at 102  28,648,100
---------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 0.2%
     3,015,000    Nebraska Investment Finance Authority, Single Family Mortgage Revenue
                     Bonds, 1988 Series 1, 8.125%, 8/15/38 (Alternative Minimum Tax)             Aaa      8/98 at 102   3,164,273
---------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 3.0%
     5,725,000    Nevada Housing Division, Single Family Program Bonds, 1994 Issue B-1
                     Senior Bonds, 6.700%, 10/01/17                                               Aa      4/04 at 102   6,001,346
     4,415,000    Nevada Housing Division, 6.950%, 10/01/26 (Alternative Minimum Tax)             Aa      4/04 at 102   4,616,192


     PRINCIPAL                                                                                   RAT-        OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                    INGS*    PROVISIONS**    VALUE

                  NEVADA (CONTINUED)
$   29,775,000    Clark County, Nevada, Industrial Development Revenue Bonds (Nevada
                     Power Company Project) Series 1990, 7.800%, 6/01/20 (Alternative
                     Minimum Tax)                                                                Aaa     6/00 at 102  $33,054,121
    11,000,000    Clark County, Nevada, Las Vegas-McCarran International Airport
                     Passenger Facility Charge Revenue Bonds,1992 Series A, 6.000%, 7/01/22      Aaa     7/02 at 102   11,232,430
---------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.3%
     4,950,000    New Hampshire Higher Educational and Health Facilities Authority,
                     Hospital Revenue Bonds, Lakes Region Hospital Association Issue,
                     Series 1993, 5.750%, 1/01/11                                                Aaa     1/03 at 102    5,017,122
---------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 0.5%
     3,600,000    New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,
                     10.375%, 1/01/03                                                            AAA     No Opt. Call   4,307,976
     5,000,000    The Mercer County Improvement Authority Mercer County, New Jersey,
                     Insured Solid Waste Revenue Bonds (Resource Recovery Project,
                     Refunding Series A of 1992), 6.700%, 4/01/13 (Alternative Minimum Tax)      Aaa     4/02 at 102    5,139,900
---------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 4.2%
                  Dormitory Authority of the State of New York, City
                     University System Consolidated, Third General Resolution
                     Revenue Bonds, 1994 Series 2:
     3,000,000       6.250%, 7/01/19                                                             Aaa     7/04 at 100    3,130,350
     6,400,000       6.750%, 7/01/24 (Pre-refunded to 7/01/04)                                   Aaa     7/04 at 102    7,309,952
     7,000,000    New York State Energy Research and Development Authority, Electric
                     Facilities Revenue Bonds, Series 1990 A (Consolidated Edison of New
                     York, Inc. Project), 7.500%, 7/01/25 (Alternative Minimum Tax)              Aaa     7/99 at 101    7,584,640
    18,220,000    New York State Energy Research and Development Authority, Electric
                     Facilities Revenue Bonds, Series 1989 C (Consolidated Edison Company
                     of New York, Inc. Project), 7.250%, 11/01/24 (Alternative Minimum Tax)      Aaa    11/98 at 101   19,386,991
     3,000,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue
                     Bonds, Series KK, 7.800%, 10/01/20 (Alternative Minimum Tax)                 Aa    10/99 at 102    3,160,080
     8,265,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                     Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10                            Aaa  8/02 at 101 1/2   9,066,044
    10,000,000    New York City Municipal Water Finance Authority, Water and Sewer
                     System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                 Aaa     6/06 at 101    9,992,200
    15,600,000    Port of Authority of New York and New Jersey, Consolidated Revenue
                     Bonds, Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative Minimum Tax)     Aaa     1/05 at 101   16,994,328
---------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.7%
    45,000,000    City of Charlotte, North Carolina, Certificates of Participation, Series
                     1991 (Convention Facility Project), 6.750%, 12/01/21 (Pre-refunded
                     to 12/01/01)                                                                Aaa    12/01 at 102   50,478,300
---------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 3.1%
                  Ohio Air Quality Development Authority, Air Quality Development
                     Revenue Refunding Bonds (JMG Funding Limited Partnership Project),
                     Series 1994:
    13,750,000       6.375%, 1/01/29 (Alternative Minimum Tax)                                   Aaa    10/04 at 102   14,600,025
     8,000,000       6.375%, 4/01/29 (Alternative Minimum Tax)                                   Aaa    10/04 at 102    8,494,560
    10,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds
                     (GNMA Mortgage-Backed Securities Program), 1995 Series A-2,
                     6.625%, 3/01/26 (Alternative Minimum Tax)                                   AAA     3/05 at 102   10,327,300
    12,550,000    City of Cleveland, Ohio, Waterworks Improvement First Mortgage Revenue
                     Bonds, Series F, 1992 A, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)          Aaa     1/02 at 102   13,854,322
     9,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series
                     1992 (St. Vincent Medical Center), 6.625%, 8/15/22 (Pre-refunded
                     to 8/15/02)                                                                 Aaa     8/02 at 102    9,890,280



     PRINCIPAL                                                                                   RAT-        OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                    INGS*    PROVISIONS**    VALUE

                  OKLAHOMA - 3.1%

 $   1,040,000    Oklahoma Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds, 1991 Series A, 7.150%, 3/01/07                                       Aaa     3/01 at 102 $  1,101,766
    44,795,000    Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                     Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative
                     Minimum Tax)                                                                AAA     No Opt. Call  49,756,801
     3,360,000    Norman Regional Hospital Authority (Norman, Oklahoma), Hospital
                     Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)       Aaa     9/01 at 102    3,670,834
     1,540,000    Tulsa County Home Finance Authority, GNMA Collateralized Mortgage
                     Revenue Bonds, Series 1991C, 7.100%, 6/01/22 (Alternative Minimum Tax)      AAA    12/01 at 102    1,615,044
---------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.3%
     5,500,000    State of Oregon, Housing and Community Services Department, Mortgage
                     Revenue Bonds (Single-Family Mortgage Program), 1995 Series A,
                     6.450%, 7/01/26 (Alternative Minimum Tax)                                    Aa    7/05 at 102     5,640,085
---------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 5.3%
     7,000,000    Certificates of Participation, Commonwealth of Pennsylvania, Harristown
                     Development Corporation, 6.250%, 5/01/16                                    Aaa    11/01 at 102    7,316,120
    14,700,000    County of Allegheny, Pennsylvania Airport Revenue Bonds, Series 1992A
                     and 1992B (Greater Pittsburgh International Airport), 6.625%, 1/01/22
                     (Alternative Minimum Tax)                                                   Aaa     1/02 at 102   15,582,441
     7,000,000    Pollution Control Revenue Refunding Bonds, Beaver County Industrial
                     Development Authority, 1991 Series A (Pennsylvania Power Company
                     Mansfield Project), 7.150%, 9/01/21                                         Aaa     9/01 at 102    7,875,840
    24,800,000    Butler County Hospital Authority (Butler County, Pennsylvania), Hospital
                     Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                     7.000%, 6/01/22                                                             Aaa     6/01 at 102   27,155,256
                  Delaware County Industrial Development Authority, Pollution Control
                     Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric
                     Company Project):
     5,000,000       7.375%, 4/01/21                                                            Baa1      4/01at 102    5,339,550
     5,000,000       7.375%, 4/01/21                                                             Aaa     4/01 at 102    5,627,200
    10,000,000    The Harrisburg Authority (Dauphin County, Pennsylvania),
                     Commonwealth of Pennsylvania Lease Bonds, Series of 1991,
                     6.625%, 6/01/13                                                             Aaa     6/01 at 101   10,939,300
     7,120,000    Lehigh County, Pennsylvania, General Purpose Authority, Hospital
                     Revenue Bonds (Lehigh Valley Hospital, Inc.), Series A of 1994,
                     6.250%, 7/01/22                                                             Aaa     7/04 at 102    7,469,307
     8,950,000    Montgomery County Industrial Development Authority, Pollution
                     Control Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric
                     Company Project), 6.625%, 6/01/22                                           Aaa     6/02 at 102    9,770,268
---------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 3.9%
     5,140,000    Rhode Island Depositors Economic Protection Corporation, Special
                     Obligation Bonds, 1991 Series A, 7.100%, 8/01/18 (Pre-refunded
                     to 8/01/01)                                                                 Aaa     8/01 at 102    5,785,019
    20,475,000    Rhode Island Depositors Economic Protection Corporation, Special
                     Obligation Refunding Bonds, 1992 Series B, 5.250%, 8/01/21
                     (Pre-refunded to 2/01/11)                                                   Aaa     2/11 at 100   20,301,167
    38,650,000    The Convention Center Authority (Rhode Island), Revenue Bonds, 1991
                     Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                         Aaa     5/01 at 102   42,714,434
     2,195,000    Providence Housing Development Corporation, Mortgage Revenue
                     Refunding Bonds, Series 1994A (FHA Insured Mortgage Loan--
                     Barbara Jordan Apartments Project) (Providence, Rhode Island),
                     6.750%, 7/01/25                                                             Aaa     7/04 at 102    2,319,149


     PRINCIPAL                                                                                  RAT-         OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                   INGS*     PROVISIONS**    VALUE

                  SOUTH CAROLINA - 1.0%
                  South Carolina Jobs-Economic Development Authority, Hospital
                     Facilities Revenue Bonds, Series 1995 (Oconee Memorial
                     Hospital, Inc.):
 $   3,000,000       6.150%, 3/01/15                                                             AAA      3/05 at 102 $ 3,086,340
       775,000       6.150%, 3/01/25                                                             AAA      3/05 at 102     791,260
     5,275,000    Lexington County Health Services District, Inc., South Carolina, Hospital
                     Revenue Bonds, Series 1991, 6.750%, 10/01/18                                Aaa     10/01 at 102   5,734,980
    22,000,000    Piedmont Municipal Power Agency (South Carolina), Electric Revenue
                     Bonds, 1988 Refunding Series, 0.000%, 1/01/13                               Aaa     No Opt. Call   8,757,100
---------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.4%
     4,280,000    South Dakota Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1989 (Rapid City Regional Hospital), 7.000%, 9/01/14                 Aaa     9/99 at 102    4,620,688
     2,800,000    South Dakota Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1990 (McKennan Hospital Issue), 7.250%, 7/01/15 (Pre-refunded
                     to 7/01/00)                                                                 Aaa     7/00 at 102    3,112,480
---------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 0.4%
     7,500,000    Metropolitan Nashville Airport Authority (Tennessee), Airport
                     Improvement Revenue Bonds, Refunding Series 1991C,
                     6.600%, 7/01/15                                                             Aaa     7/01 at 102    8,117,325
---------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 3.9%
    15,000,000    Texas Department of Housing and Community Affairs, Single Family
                     Mortgage Revenue Bonds, 1996 Series D,  6.250%, 9/01/28 (Alternative
                     Minimum Tax) (DD)                                                           Aaa     9/06 at 102   15,085,650
     9,500,000    Coastal Bend Health Facilities Development Corporation, Incarnate Word
                     Health Services Revenue Bonds, Series 1993-A, 6.000%, 11/15/22              Aaa    11/02 at 102    9,672,330
     2,075,000    East Texas Housing Finance Corporation, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program), Series 1990,
                     7.750%, 6/01/17 (Alternative Minimum Tax)                                   AAA     6/00 at 103    2,199,894
                  Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
     9,000,000       0.000%, 8/15/18 (Pre-refunded to 8/15/09)                                   Aaa  8/09 at 53 27/32  2,429,910
    39,000,000       0.000%, 8/15/19 (Pre-refunded to 8/15/09)                                   Aaa  8/09 at 50 1/4    9,829,170
     7,280,000       0.000%, 8/15/20 (Pre-refunded to 8/15/09)                                   Aaa  8/09 at 46 29/32  1,712,838
     5,085,000       0.000%, 8/15/21 (Pre-refunded to 8/15/09)                                   Aaa  8/09 at 43 25/32  1,116,819
    15,000,000    City of Houston, Texas, Water and Sewer System, Junior Lien Revenue
                     Refunding Bonds, Series 1991C, 6.375%, 12/01/17                             Aaa    12/01 at 102   15,900,300
    13,500,000    Matagorda County Navigation District Number One (Texas), Pollution
                     Control Revenue Refunding Bonds (Central Power and Light Company
                     Project), Series 1996, 6.125%, 5/01/30 (Alternative Minimum Tax)            Aaa     5/06 at 102   13,787,280
---------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.0%
     6,870,000    Utah Housing Finance Agency, Multifamily Housing Refunding Bonds,
                     1992 Issue A (FHA Insured Mortgage Loans), 7.400%, 7/01/24                   AA     1/02 at 102    7,304,047
     5,065,000    Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994
                     Issue D (Federally Insured or Guaranteed Mortgage Loans),
                     6.750%, 1/01/27 (Alternative Minimum Tax)                                   Aaa     7/04 at 102    5,264,713
     6,250,000    Intermountain Power Agency, 7.000%, 7/01/15                                    Aaa     7/97 at 102    6,491,500
---------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.6%
    11,000,000    Industrial Development Authority of Loudoun County, Virginia, Hospital
                     Revenue Bonds (Loudoun Hospital Center), Series 1995, 5.800%, 6/01/20       Aaa     6/05 at 102   11,020,900
---------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 3.9%
    19,750,000    Washington Health Care Facilities Authority, Revenue Bonds, Series 1989
                     (Group Health Cooperative of Puget Sound, Seattle), 7.200%, 12/01/15        Aaa    12/99 at 102   21,633,557
     4,750,000    Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/17                      Aaa     7/02 at 102    4,938,385


     PRINCIPAL                                                                                  RAT-        OPT. CALL   MARKET
        AMOUNT   DESCRIPTION                                                                    INGS*    PROVISIONS**    VALUE

                  WASHINGTON (CONTINUED)
 $   8,500,000    Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17                      Aaa     7/03 at 102 $  8,211,765
     2,515,000    Public Utility District No. 1, of Douglas County, Washington, Wells
                     Hydroelectric Revenue Bonds, Series of 1990, 7.800%, 9/01/18
                     (Alternative Minimum Tax)                                                    A+     9/00 at 102    2,758,100
     4,500,000    Public Hospital District No. 1, King County, Washington (Valley Medical
                     Center), Hospital Facilities Revenue Bonds, Series 1990, 7.250%, 9/01/15    Aaa     9/00 at 102    4,962,330
    24,675,000    Municipality of Metropolitan Seattle (Seattle, Washington), Limited Sales
                     Tax General Obligation Bonds, Series 1991 (Refunding), 6.625%, 1/01/17       Aa     1/97 at 102   25,258,810
     4,250,000    Public Utility District No. 1 of Snohomish County, Washington,
                     Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16               Aaa     No Opt. Call   4,821,370
---------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.1%
     5,050,000    State of West Virginia, University of West Virginia Board of Trustees,
                     Dormitory Revenue Bonds (West Virginia University Project), 1992
                     Series A, 6.750%, 5/01/17                                                   Aaa    11/02 at 100    5,535,153
     4,100,000    West Virginia Water Development Authority, Water Development Revenue
                     Refunding Bonds (Loan Program), 1991 Series A, 7.000%, 11/01/25             Aaa    11/01 at 102    4,521,930
    10,000,000    The County Commission of Harrison County, West Virginia, Solid Waste
                     Disposal Revenue Bonds (West Penn Power Company Harrison Station
                     Project), Series B, 6.300%, 5/01/23 (Alternative Minimum Tax)                A+     5/03 at 102   10,271,100
---------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 3.9%
     8,360,000    The Wisconsin Public Power Incorporated System, Power Supply System
                     Revenue Bonds, Series 1993 A, 5.250%, 7/01/21                               Aaa     7/03 at 102    7,869,601
    10,000,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1989 (St. Luke's Medical Center Project), 7.400%, 8/15/19
                     (Pre-refunded to 8/15/99)                                                   Aaa     8/99 at 102   10,993,000
    10,000,000    Wisconsin Health and Educational Facilities Authority Revenue Bonds,
                     Series 1990A (Marshfield Clinic Project), 7.250%, 8/01/15                   Aaa     8/00 at 102   10,989,000
     8,150,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1991 (St. Luke's Medical Center Project), 7.100%, 8/15/19            Aaa     8/01 at 102    9,030,036
    17,710,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1991-B (Novus Health Group), 6.750%, 12/15/20                        Aaa    12/01 at 102   19,280,876
       215,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1990B (Waukesha Memorial Hospital, Inc. Project),
                     7.250%, 8/15/19                                                             Aaa     8/00 at 102      235,873
                  Wisconsin Housing and Economic Development Authority, Housing
                     Revenue Bonds, 1992 Series A:
     8,270,000       6.850%, 11/01/12                                                            Aaa    11/02 at 102    8,747,592
     3,585,000       7.250%, 8/15/19 (Pre-refunded to 8/15/00)                                   Aaa     8/00 at 102    3,995,123
---------------------------------------------------------------------------------------------------------------------------------
$1,854,090,000    Total Investments - (cost $1,685,100,841) - 98.5%                                                 1,810,544,725
===============------------------------------------------------------------------------------------------------------------------


     PRINCIPAL                                                                                   RAT-         OPT. CALL   MARKET
        AMOUNT    DESCRIPTION                                                                    INGS*     PROVISIONS**   VALUE

                  TEMPORARY INVESTMENTS IN SHORT-TERM
                  MUNICIPAL SECURITIES - 0.8%
 $   1,500,000    Chicago O'Hare International Airport (American Airlines), Variable Rate
                     Demand Bonds, 3.650%, 12/01/17+                                              P-1                 $ 1,500,000
     3,800,000    City of Chicago, Chicago-O'Hare International Airport, Special Facility
                     Revenue Bonds (American Airlines, Inc. Project), Series 1983C, Variable
                     Rate Demand Bonds, 3.650%, 12/01/17+                                         P-1                   3,800,000
     1,800,000    Maricopa County, Arizona Pollution Control Corporation, Pollution
                     Control Revenue Refunding Bonds (Arizona Public Service Company
                     Palo Verde Project), 1994 Series C, Variable Rate Demand Bonds,
                     3.600%, 5/01/29+                                                            A-1+                   1,800,000
     2,800,000    Health and Educational Facilities Authority of the State of Missouri,
                     Health Facilities Revenue Bonds (St. Francis' Medical Center), Series
                     1996A, Variable Rate Demand Bonds, 3.550%, 6/01/26+                         A-1+                   2,800,000
     1,000,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series B,
                     Variable Rate Demand Bonds, 3.500%, 8/15/22+                               VMIG-1                  1,000,000
     3,000,000    New York State Energy Research and Development Authority Pollution
                     Control (Niagara Mohawk Power Corporation), Variable Rate Demand
                     Bonds, 3.600%, 7/01/15+                                                     A-1+                   3,000,000
---------------------------------------------------------------------------------------------------------------------------------
$   13,900,000    Total Temporary Investments - 0.8%                                                                   13,900,000
===============------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.7%                                                                 13,286,570
---------------------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                $1,837,731,295
=================================================================================================================================


                                                                               NUMBER OF          MARKET       MARKET
                         STANDARD & POOR'S                        MOODY'S     SECURITIES          VALUE        PERCENT

       SUMMARY OF                      AAA                            Aaa        176          $1,653,003,894        91%
      RATINGS*                AA+, AA, AA-              Aa1, Aa, Aa2, Aa3         17             115,547,399        6
  PORTFOLIO OF                          A+                             A1          4              31,663,682        2
   INVESTMENTS             BBB+, BBB, BBB-          Baa1, Baa, Baa2, Baa3          2              10,329,750        1
    (EXCLUDING
     TEMPORARY
 INVESTMENTS):
-----------------------------------------------------------------------------------------------------------------------
 TOTAL                                                                           199          $1,810,544,725       100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

 * Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(DD) Security purchased on a delayed delivery basis (note 1).

 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)

     PRINCIPAL                                                                               RAT-        OPT. CALL      MARKET
       AMOUNT     DESCRIPTION                                                                INGS*    PROVISIONS**      VALUE
                  ALABAMA - 1.3%
    $ 2,250,000   BMC Special Care Facilities Financing Authority of The City of
                     Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical Center),
                     5.750%, 1/01/22                                                          Aaa     1/02 at 100    $  2,239,425
      3,000,000   BMC Special Care Facilities Financing Authority of The City of
                     Montgomery, Revenue Bonds, Series 1992-B (Baptist Medical Center),
                     6.700%, 12/01/10                                                         Aaa    12/02 at 102       3,293,160
---------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 17.2%
      1,090,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt
                     Mortgage Obligations, 1994 Series A, Subseries I, 7.150%, 12/30/24
                     (Alternative Minimum Tax)                                                AAA     No Opt. Call      1,228,866
        595,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt
                     Mortgage Obligations, 1994 Series A, Subseries III, 7.450%, 6/30/25
                     (Alternative Minimum Tax)                                                AAA     No Opt. Call        661,099
      6,045,000   La Verne - Grand Terrace Housing Finance Agency, Single Family
                     Residential Mortgage Revenue Bonds, 1984 Series A, 10.250%, 7/01/17      Aaa     No Opt. Call      9,001,791
      5,840,000   Lancaster Redevelopment Agency, Lancaster Residential Redevelopment
                     Project Area, Tax Allocation Refunding Bonds, Issue of 1992,
                     6.100%, 8/01/19                                                          Aaa     8/01 at 102       6,016,835
      5,040,000   Northern California Power Agency, Hydroelectric Project Number One,
                     Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/04                 Aaa     No Opt. Call      6,679,109
      5,000,000   Ontario Redevelopment Financing Authority (San Bernardino County,
                     California) 1995 Revenue Refunding Bonds (Ontario Redevelopment
                     Project No. 1), 7.400%, 8/01/25                                          Aaa     No Opt. Call      6,394,000
      1,340,000   Pomona Public Financing Authority, California, 1992 Revenue Bonds,
                     Series A (Water Treatment Project), 6.100%, 7/01/17                      Aaa     7/02 at 102       1,380,749
      8,880,000   City of Pomona, California, Single Family Mortgage Revenue Refunding
                     Bonds (GNMA and FHLMC Mortgage-Backed Securities), Series 1990B,
                     7.500%, 8/01/23                                                          Aaa     No Opt. Call     10,700,489
     10,305,000   City of San Bernardino, California, Single Family Mortgage Revenue
                     Refunding Bonds (GNMA Mortgage-Backed Securities), Series 1990A,
                     7.500%, 5/01/23                                                          Aaa     No Opt. Call     12,216,474
     14,755,000   County of San Bernardino, California, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities), 1988 Series A,
                     8.300%, 9/01/14 (Alternative Minimum Tax)                                Aaa     No Opt. Call     18,367,172
      2,000,000   City of Santa Barbara, California, Certificates of Participation
                     (1992 Water System Improvement Project and Refunding),
                     6.700%, 4/01/27                                                          Aaa     4/02 at 102       2,180,640
---------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 0.3%
      1,225,000   Summit School District RE-1, Summit County, Colorado, General
                     Obligation Improvement Bonds, Series 1994, 6.700%, 12/01/14
                     (Pre-refunded to 12/01/04)                                               Aaa    12/04 at 100       1,381,714
---------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.7%
      3,000,000   District of Columbia (Washington, D.C.), Hospital Revenue Bonds
                     (National Rehabilitation Hospital, Inc. Issue), Series 1989A,
                      Medlantic Healthcare Group, 7.125%, 11/01/19 (Pre-refunded
                      to 11/01/99)                                                            Aaa    11/99 at 102       3,288,540
---------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 2.7%
      6,920,000   Polk County Industrial Development Authority, Industrial Development
                     Variable Rate Revenue Bonds, 1985 Series 2 (Winter Haven Hospital
                     Project), 6.250%, 9/01/15                                                Aaa     9/02 at 103       7,276,172
      4,200,000   Financing Corporation for the School Board of Sarasota County, Florida,
                     Lease Revenue Bonds, Series 1990, 7.250%, 7/01/10 (Pre-refunded
                     to 7/01/00)                                                              Aaa     7/00 at 101       4,644,990
---------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 4.4%
      3,160,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series O,
                     7.800%, 1/01/20                                                          Aaa     1/98 at 102       3,346,440


      PRINCIPAL                                                                              RAT-         OPT. CALL    MARKET
         AMOUNT   DESCRIPTION                                                                INGS*     PROVISIONS**     VALUE

                  GEORGIA (CONTINUED)
                     Development Authority of Burke County, Georgia, Pollution Control
                     Revenue Bonds (Oglethorpe Power Corporation Vogtle Project),
                     Series 1992:
    $ 3,555,000      7.800%, 1/01/08                                                          Aaa      1/03 at 103   $  4,186,190
     10,000,000      8.000%, 1/01/15                                                          Aaa      1/03 at 103     11,880,900
---------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 11.8%
      6,635,000   Illinois Health Facilities Authority Revenue Bonds, Series 1989 (Memorial
                     Medical Center Project), 6.500%, 10/01/16                                 Aaa    10/00 at 102      7,024,674
      2,260,000   City of Carbondale, Illinois, Hospital Revenue Refunding Bonds (Southern
                     Illinois Hospital Services) Series 1987, 6.875%, 3/01/15                  Aaa     3/97 at 102      2,323,122
     10,000,000   City of Chicago (Illinois), General Obligation Adjustable Rate Bonds,
                     Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                     (Pre-refunded to 7/01/02)                                                 Aaa    7/02 at 101 1/2  11,213,000
      8,200,000   Board of Education of the City of Chicago, General Obligation Lease
                     Certificates, 1992 Series A, 6.250%, 1/01/15                              Aaa     No Opt. Call     8,855,754
      2,600,000   The County of Cook, Illinois, General Obligation Bonds, Series 1991,
                     6.250%, 11/01/21                                                          Aaa    11/01 at 102      2,689,934
     10,150,000   Onterie Center Housing Finance Corporation (An Illinois Not For Profit
                     Corporation), Mortgage Revenue Refunding Bonds, Series 1992A (FHA
                     Insured Mortgage Loan-Onterie Center Project), 7.050%, 7/01/27            Aaa     7/02 at 102     10,749,358
      3,225,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                     and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                     9.000%, 6/01/09                                                           Aaa     No Opt. Call     4,319,339
      4,000,000   Public Building Commission of St. Clair County, Illinois, St. Clair
                     County, Illinois, Public Building Revenue Bonds, Series 1992,
                     6.350%, 12/01/09 (Alternative Minimum Tax)                                Aaa    12/02 at 102      4,292,360
---------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 4.2%
      2,500,000   Indiana Bond Bank, Special Program Bonds, Series 1985A,
                     9.000%, 8/01/09 (Pre-refunded to 2/01/99)                                 Aaa    2/99 at 101 1/2   2,835,825
      5,375,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                     and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                     6.400%, 5/01/12                                                           Aaa     5/02 at 102      5,701,209
      2,000,000   Fremont Middle School Bldg. Corp., First Mortgage Bonds, Series 1992,
                     Fremont, Indiana, 6.750%, 3/15/13 (Pre-refunded to 3/15/02)               Aaa     3/02 at 101      2,220,660
      7,000,000   Southwest Allen Multi School Bldg. Corp., First Mortgage Refunding
                     Bonds, Series 1992 B, Fort Wayne, Indiana, 6.375%, 1/15/09                Aaa     1/02 at 101      7,468,300
---------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.5%
      6,500,000   County of Daviess, Kentucky, Insured Hospital Revenue Bonds, 1992
                     (ODCH, Inc. Project), Series A, 6.250%, 8/01/22                           Aaa     8/02 at 102      6,776,510
---------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.2%
                  Louisiana Public Facilities Authority, Hospital Revenue
                     Bonds (Our Lady of Lourdes Regional Medical Center
                     Project), Series 1992:
      5,000,000      6.375%, 2/01/12                                                           Aaa    2/02 at 102       5,315,450
      4,000,000      6.450%, 2/01/22                                                           Aaa    2/02 at 102       4,225,800
---------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.6%
      3,000,000   Maryland Health and Higher Educational Facilities Authority, Refunding
                     Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1993,
                     5.000%, 7/01/23                                                          Aaa     7/03 at 102       2,723,190
---------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 2.8%
      8,285,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                     New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25     Aaa    7/02 at 102       8,979,034
      3,000,000   Framingham Housing Authority, Massachusetts, Mortgage Revenue Bonds
                     (GNMA Collateralized-Beaver Terrace Apartments Project), Series 1992A,
                     6.650%, 2/20/32                                                           AAA    8/01 at 102       3,107,280


      PRINCIPAL                                                                               RAT-         OPT. CALL   MARKET
         AMOUNT   DESCRIPTION                                                                 INGS*     PROVISIONS**    VALUE

                  MICHIGAN - 0.4%
    $ 2,000,000   Paw Paw Public Schools, County of Van Buren, State of Michigan, 1995
                     School Building and Site Bonds (General Obligation - Unlimited Tax),
                     5.625%, 5/01/25                                                          Aaa     5/05 at 100   $ 1,961,040
-------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 0.5%
      2,000,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                     (Non-AMT), 5.950%, 2/01/18                                               Aaa     2/05 at 102     2,007,400
-------------------------------------------------------------------------------------------------------------------------------
                  MISSISSIPPI - 0.9%
      3,640,000   Mississippi Home Corporation, Single Family Senior Revenue Refunding
                     Bonds, Series 1990A, 9.250%, 3/01/12                                     Aaa     9/00 at 103     3,930,654
-------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.9%
      7,495,000   The Industrial Development Authority of Jefferson County, Missouri,
                     Housing Revenue Bonds (Richardson Road Apartments Project), Series
                     1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)                        AAA     8/07 at 100    10,265,902
      2,250,000   The Industrial Development Authority of the City of University City,
                     Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                     Collateralized-Canterbury Gardens Project), Series 1995A,
                     6.000%, 12/20/30                                                         AAA    12/05 at 102     2,278,980
-------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 3.3%
     13,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
                     Refunding Bonds (Puget Sound Power and Light Company Colstrip
                     Project), Series 1992, 6.800%, 3/01/22                                   Aaa     3/02 at 102    14,324,050
-------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 0.4%
      1,855,000   Nebraska Investment Finance Authority, Single Family Mortgage Revenue
                     Bonds, 1988 Series 1, 8.125%, 8/15/38 (Alternative Minimum Tax)          Aaa     8/98 at 102     1,946,841
-------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 2.6%
      6,000,000   Humboldt County, Nevada, Variable Rate Demand Pollution Control
                     Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                     Series 1987, 6.550%, 10/01/13                                            Aaa    10/02 at 102     6,506,340
      4,500,000   Washoe County, Nevada, Variable Rate Demand Gas and Water Facilities
                     Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                     Series 1987, 6.300%, 12/01/14                                            Aaa     7/02 at 102     4,757,400
-------------------------------------------------------------------------------------------------------------------------------
                  NEW HAMPSHIRE - 0.7%
      3,000,000   New Hampshire Higher Educational and Health Facilities Authority,
                     Hospital Revenue Bonds, Concord Hospital Issue, Series 1996,
                     6.000%, 10/01/26                                                         Aaa    10/06 at 102     3,021,420
-------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 5.7%
      7,645,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                     Series J, 9.100%, 7/01/05                                                Aaa     No Opt. Call    9,821,226
      1,425,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series H,
                     7.875%, 8/01/00                                                          Aaa     No Opt. Call    1,590,514
                  The City of New York, General Obligation Bonds, 1992 Series C:
      6,665,000      6.625%, 8/01/14 (Pre-refunded to 8/01/02)                                Aaa   8/02 at 101 1/2   7,434,408
        335,000      6.625%, 8/01/14                                                          Aaa   8/02 at 101 1/2     365,927
                  TheCity of New York, General Obligation Bonds, Fiscal 1992
                     Series C, Subseries C-1:
      4,950,000      6.625%, 8/01/15 (Pre-refunded to 8/01/02)                                Aaa   8/02 at 101 1/2   5,521,428
         50,000      6.625%, 8/01/15                                                          Aaa   8/02 at 101 1/2      54,616
-------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 4.1%
      9,335,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                     Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative
                     Minimum Tax)                                                             AAA    No Opt. Call    10,377,720


      PRINCIPAL                                                                              RAT-          OPT. CALL    MARKET
         AMOUNT   DESCRIPTION                                                                INGS*      PROVISIONS**     VALUE

                  OKLAHOMA (CONTINUED)
    $ 4,285,000   Tulsa International Airport, General Revenue Bonds, Series 1989,
                     7.700%, 6/01/09 (Alternative Minimum Tax)                               Aaa     6/97 at 102 1/2  $ 4,478,811
      3,000,000   Tulsa Industrial Authority, Multifamily Housing Revenue Refunding
                     Bonds (GNMA Collateralized - Country Club of Woodland Hills
                     Development), Series 1995, 6.250%, 11/01/27                             Aaa      11/05 at 103      3,094,590
---------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 8.1%
     13,480,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds, Series 1988C
                     (Greater Pittsburgh International Airport), 8.250%, 1/01/16
                     (Alternative Minimum Tax)                                               Aaa       1/98 at 102     14,308,481
     19,140,000   Montgomery County Industrial Development Authority, Pollution
                     Control Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric
                     Company Project), 6.625%, 6/01/22                                       Aaa       6/02 at 102     20,894,181
---------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 4.8%
     12,750,000   Rhode Island Depositors Economic Corporation, Special Obligation
                     Bonds, 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)         Aaa       8/02 at 102     14,229,765
      4,000,000   State of Rhode Island and Providence Plantations, General Obligation
                     Bonds, Consolidated Capital Development Loan of 1993, Refunding
                     Series, 7.000%, 6/15/05                                                 Aaa      No Opt. Call      4,562,000
      1,900,000   The Convention Center Authority (Rhode Island), Revenue Bonds, 1991
                     Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)                     Aaa       5/01 at 102      2,099,804
---------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 2.4%
      9,450,000   South Carolina Public Service Authority, Santee Cooper, Revenue Bonds,
                     1991 Series D, 6.500%, 7/01/24 (Pre-refunded to 7/01/02)                Aaa       7/02 at 102     10,514,637
---------------------------------------------------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 0.5%
      2,100,000   South Dakota Health and Educational Facilities Authority, Vocational
                     Education Program Revenue Bonds, Series 1993A and 1993B,
                     5.700%, 8/01/23                                                         Aaa       8/03 at 102      2,045,001
---------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 7.1%
      1,000,000   Board of Regents of Texas Southern University, Consolidated Revenue
                     Refunding Bonds, Series 1993-A, 5.750%, 8/01/18                          Aaa      8/03 at 101        999,280
      5,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue
                     Bonds (Texas Utilities Electric Company Project), Series 1993A,
                     6.050%, 4/01/25 (Alternative Minimum Tax)                                Aaa      4/03 at 102      5,040,650
      2,285,000   Corpus Christi Housing Finance Corporation, Single Family Mortgage
                     Senior Revenue Refunding Bonds, Series 1991A, 7.700%, 7/01/11            Aaa      7/01 at 103      2,452,948
      1,935,000   City of El Paso Property Finance Authority, Inc., Single Family Mortgage
                     Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series
                     1992A, 8.700%, 12/01/18 (Alternative Minimum Tax)                        Aaa      6/02 at 103      2,088,871
                  Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                     Series 1992A:
      5,210,000      6.500%, 8/15/17 (Pre-refunded to 8/15/02)                                Aaa      8/02 at 102      5,797,584
        940,000      6.500%, 8/15/17                                                          Aaa      8/02 at 102      1,020,934
                  Harris County Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                     Series 1992B:
      8,400,000      6.625%, 8/15/17 (Pre-refunded to 8/15/97)                                Aaa      8/97 at 102      8,750,448
      1,600,000      6.625%, 8/15/17                                                          Aaa      8/97 at 102      1,662,608
      3,000,000   Rio Grande Valley Health Facilities Development Corporation (Texas),
                     Hospital Revenue Bonds (Valley Baptist Medical Center Project), Series
                     1992A, 6.375%, 8/01/22                                                   Aaa      8/02 at 102      3,180,000
---------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.4%
      1,490,000   State Board of Regents of the State of Utah, Weber State University,
                     Student Facilities System Revenue Bonds, Series 1992, 6.250%, 4/01/10    Aaa      4/02 at 100      1,561,877



      PRINCIPAL                                                                               RAT-        OPT. CALL      MARKET
         AMOUNT   DESCRIPTION                                                                 INGS*    PROVISIONS**       VALUE

                  WASHINGTON - 2.3%
    $ 1,085,000   North Franklin School District No. J51-162, Franklin and Adams
                     Counties, Washington, Unlimited Tax General Obligation Bonds, 1992,
                     6.700%, 12/01/10                                                         Aaa      12/02 at 100  $  1,195,897
                  Puyallup School District No. 3, Pierce County, Washington, Unlimited
                     Tax General Obligation and Refunding Bonds, 1992 Series A:
      2,000,000      6.650%, 12/01/07 (Pre-refunded to 12/01/02)                              Aaa      12/02 at 100     2,214,080
      4,750,000      6.700%, 12/01/09 (Pre-refunded to 12/01/02)                              Aaa      12/02 at 100     5,270,410
      1,325,000   City of Richland, Washington, Electric Revenue Bonds, 1992,
                     6.700%, 11/01/11                                                         Aaa      11/02 at 100     1,458,890
---------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 1.5%
      6,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds
                     (Appalachian Power Company Project), Series I, 6.850%, 6/01/22           Aaa      6/02 at 102      6,627,240
---------------------------------------------------------------------------------------------------------------------------------
   $384,200,000   Total Investments - (cost $398,446,428) - 98.3%                                                     428,900,407
================-----------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM
                  MUNICIPAL SECURITIES - 0.2%
    $ 1,000,000   Clark County, Nevada, Variable Rate Demand Industrial Development
================     Revenue Bonds (Nevada Cogeneration Associates I Project) Series 1990,
                     Variable Rate Demand Bonds, 3.700%, 11/01/20+ (Alternative
                     Minimum Tax)                                                            VMIG-1                     1,000,000
---------------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.5%                                                                  6,234,038
---------------------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                  $436,134,445
=================================================================================================================================


                                                                     NUMBER OF        MARKET       MARKET
                       STANDARD & POOR'S             MOODY'S        SECURITIES         VALUE       PERCENT

     SUMMARY OF                      AAA                 Aaa            79          $428,900,407      100%
       RATINGS*
   PORTFOLIO OF
    INVESTMENTS
     (EXCLUDING
      TEMPORARY
  INVESTMENTS):
-----------------------------------------------------------------------------------------------------------
TOTAL                                                                   79          $428,900,407       100%
===========================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

** Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.


NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)

   PRINCIPAL                                                                                  RAT-     OPT. CALL         MARKET
      AMOUNT      DESCRIPTION                                                                 INGS*    PROVISIONS**      VALUE

                  ALABAMA - 1.1%
  $ 2,000,000     The Board of Trustees of Alabama Agricultural and Mechanical University
                     Revenue Bonds, Series 1995, 5.500%, 11/01/20                               Aaa    11/05 at 102  $  1,967,300
    2,500,000     City of Mobile, Alabama, General Obligation Refunding Warrants, Series
                     1996, 5.750%, 2/15/16                                                      Aaa     2/06 at 102     2,513,150
    1,600,000     City of Northport (Alabama), General Obligation Warrants, Series 1996-B,
                     5.700%, 3/01/21                                                            Aaa     3/06 at 102     1,598,816
    2,000,000     City of Scottsboro (Alabama), General Obligation School Warrants, Series
                     1996-B, 5.750%, 7/01/14                                                    Aaa     7/06 at 102     2,029,560
---------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 1.6%
    4,200,000     Alaska Housing Finance Corporation, Mortgage Revenue Bonds, 1996
                     Series A, 6.050%, 12/01/17                                                 Aaa     6/06 at 102     4,245,066
    3,000,000     Municipality of Anchorage, Alaska, 1989 General Obligation Refunding
                     Water Bonds, 6.250%, 6/01/23                                               Aaa     6/99 at 100     3,050,070
    2,020,000     Municipality of Anchorage, Alaska, 1993 General Obligation Refunding
                     School Bonds, Series A, 5.900%, 2/01/06                                    Aaa     No Opt. Call    2,147,765
                  Municipality of Anchorage, Alaska, Port Revenue Refunding Bonds, 1995:
    1,250,000        6.000%, 2/01/05                                                            Aaa     No Opt. Call    1,339,213
      830,000        6.000%, 2/01/06                                                            Aaa     No Opt. Call      888,573
---------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 0.5%
    3,700,000     Glendale Union High School District No. 205 of Maricopa County,
                     Arizona, School Improvement Bonds (Projects of 1993), Series B (1995),
                     5.700%, 7/01/14                                                            Aaa     7/05 at 101     3,764,491
---------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.2%
    1,500,000     Pulaski County Special School District of Pulaski County, Arkansas,
                     Refunding School Bonds, 5.250%, 2/01/19                                    Aaa     2/99 at 100     1,425,315
---------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 9.2%
    6,590,000     California Housing Finance Agency, Multi-Unit Rental Housing Revenue
                     Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)             A1     2/03 at 102     6,776,497
    6,325,000     California Pollution Control Financing Authority, Pollution Control
                     Revenue Bonds (Pacific Gas and Electric Company), 1993 Series B,
                     5.850%, 12/01/23 (Alternative Minimum Tax)                                   A    12/03 at 102     6,331,262
   10,355,000     State of California Various Purpose General Obligation Bonds,
                     11.000%, 8/01/03                                                           Aaa    No Opt. Call    14,085,907
    3,000,000     M-S-R Public Power Agency, California, San Juan Project Revenue Bonds,
                     Series F, 6.000%, 7/01/20                                                  Aaa     7/03 at 102     3,069,870
    3,500,000     Northern California Power Agency, Hydroelectric Project Number One,
                     Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16                    Aaa     7/03 at 102     3,431,750
    5,000,000     City of Oakland, California, Special Refunding Revenue Bonds (Pension
                     Financing), 1988 Series A, 7.600%, 8/01/21                                 Aaa     8/98 at 102     5,372,500
    6,850,000     County of Orange, California, 1996 Recovery Certificates of Participation,
                     Series A, 6.000%, 7/01/26                                                  Aaa     7/06 at 102     7,043,307
    7,000,000     Community Redevelopment Agency of the City of Palmdale, Restructured
                     Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16        Aaa     No Opt. Call    8,621,970
                  SanLeandro Housing Finance Corporation Mortgage Revenue
                     Refunding Bonds, Series 1993A (FHA Insured Mortgage
                     Loan-Ashland Village Apartments Section 8 Assisted
                     Project):
    1,920,000        6.550%, 1/01/12                                                            Aaa     1/02 at 102     2,008,992
    5,100,000        6.650%, 1/01/25                                                            Aaa     1/02 at 102     5,317,362
    8,000,000     The Regents of the University of California Refunding Revenue Bonds
                     (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/14                Aaa     9/03 at 102     7,500,960
---------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.3%
    1,925,000     State of Connecticut Health and Educational Facilities Authority, Revenue
                     Bonds, Kent School Issue, Series B, 5.500%, 7/01/15                        Aaa     7/05 at 101     1,917,069


    PRINCIPAL                                                                                   RAT-         OPT. CALL   MARKET
       AMOUNT     DESCRIPTION                                                                   INGS*     PROVISIONS**    VALUE

                  DISTRICT OF COLUMBIA - 3.8%
  $ 5,000,000     District of Columbia (Washington, D.C.), General Obligation Refunding
                     Bonds, Series 1994A, 6.500%, 6/01/09                                        Aaa     No Opt. Call $ 5,543,200
    5,000,000     District of Columbia (Washington, D.C.), General Obligation Refunding
                     Bonds, Series 1993B, 5.500%, 6/01/12                                        Aaa     No Opt. Call   4,922,700
    5,000,000     District of Columbia, Hospital Improvement and Refunding Revenue
                     Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19            Aaa     7/02 at 102    5,148,650
    3,775,000     District of Columbia Housing Finance Agency Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1990C-4, 6.350%, 12/01/24
                     (Alternative Minimum Tax)                                                   AAA     6/03 at 102    3,829,549
    4,030,000     District of Columbia Housing Finance Agency Mortgage Revenue
                     Refunding Bonds, Series 1993A (FHA Insured Mortgage Loan-
                     Southview Apartments IISection 8 Assisted Project), 6.000%, 1/01/25         Aaa     7/03 at 102    4,059,379
    5,250,000     District of Columbia University Revenue Bonds (The Catholic University
                     of America Issue), Series 1993, 6.450%, 10/01/23                            AAA    10/03 at 102    5,516,333
---------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 3.0%
    2,000,000     Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series
                     K-1 (Mariner Club Apartments Project), 6.250%, 9/01/26 (Alternative
                     Minimum Tax)                                                                Aaa     9/06 at 102    2,038,340
    5,000,000     Florida Municipal Power Agency, Stanton II Project Revenue Bonds,
                     Series 1992, 6.500%, 10/01/20 (Pre-refunded to 10/01/02)                    Aaa    10/02 at 102    5,584,100
    5,250,000     State of Florida, Department of Environmental Protection Preservation
                     2000 Revenue Bonds, Series 1994A, 4.750%, 7/01/12                           Aaa     7/04 at 101    4,775,400
    7,000,000     Dade County, Florida Water and Sewer System Revenue Refunding Bonds,
                     Series 1993, 5.000%, 10/01/13                                               Aaa    10/03 at 102    6,569,780
    4,000,000     Jacksonville Port Authority (Jacksonville, Florida), 1996 Port Facilities
                     Revenue Refunding Bonds, 5.625%, 11/01/18 (Alternative Minimum Tax)         Aaa    11/06 at 102    3,930,680
---------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.4%
    3,000,000     Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                     6.000%, 1/01/22                                                             Aaa     1/04 at 102    3,077,280
---------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 16.2%
    8,000,000     Illinois Development Finance Authority Pollution Control Revenue
                     Refunding Bonds, 1987 Series A (Illinois Power Company Project),
                     8.300%, 4/01/17                                                              Aaa     4/98 at 102   8,591,760
                  Illinois Development Finance Authority School District Program Revenue
                     Bonds, Series 1995 (Indian Prairie Community Unit School District
                     Number 204 Project):
    3,635,000        7.750%, 12/30/03                                                             Aaa     No Opt. Call  4,274,106
    4,340,000        7.750%, 12/30/04                                                             Aaa     No Opt. Call  5,158,047
    1,950,000     Illinois Health Facilities Authority Health Facilities Refunding Revenue
                     Bonds (SSMHealth Care), Series 1992AA, 6.550%, 6/01/14                       Aaa     No Opt. Call  2,154,263
                  Illinois Health Facilities Authority (Lutheran General Health System),
                     Revenue Bonds, Series 1993A:
    4,355,000        6.125%, 4/01/12                                                              Aaa     4/03 at 102   4,499,151
    5,000,000        6.250%, 4/01/18                                                              Aaa     4/03 at 102   5,156,250
    5,000,000     Illinois Health Facilities Authority, FHA Insured Mortgage Revenue
                     Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24                    Aaa     2/06 at 102   5,050,500
    1,770,000     Illinois Health Facilities Authority Revenue Bonds, Series 1991 (Elmhurst
                     Memorial Hospital), 6.625%, 1/01/22                                          Aaa     1/02 at 102   1,907,901
    4,000,000     Illinois Housing Development Authority Housing Development Bonds,
                     1993 Series A, 6.000%, 7/01/18                                                A1     1/04 at 102   4,041,720
    3,000,000     State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds), Series N,
                     7.000%, 6/15/20 (Pre-refunded to 6/15/01)                                    Aaa     6/01 at 102   3,360,510
    4,000,000     State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds), Series W,
                     5.000%, 6/15/16                                                              Aaa     6/06 at 101   3,687,080
    4,000,000     The Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                     Bonds, 1992 Series A, 6.200%, 1/01/16                                        Aaa     1/03 at 102   4,156,520


    PRINCIPAL                                                                                     RAT-         OPT. CALL   MARKET
       AMOUNT     DESCRIPTION                                                                     INGS*     PROVISIONS**    VALUE

                  ILLINOIS (CONTINUED)
  $ 2,340,000     (Quincy), School District Number 172, Adams County, Illinois General
                     Obligation School Bonds, Series 1996, 6.750%, 2/01/06                         Aaa    No Opt. Call $2,607,064
    2,500,000     City of Aurora, Kane, DuPage, Kendall and Will Counties, Illinois,
                     General Obligation Corporate Purpose Bonds, Series 1996,
                     5.800%, 1/01/14                                                               Aaa    1/05 at 100   2,508,625
    1,500,000     City of Chicago, General Obligation Bonds, Project Series 1995,
                     6.125%, 1/01/16                                                               Aaa    7/05 at 102   1,544,850
                  City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
    1,100,000        6.100%, 1/01/08 (Alternative Minimum Tax)                                     Aaa    1/04 at 102   1,152,569
    2,750,000        6.250%, 1/01/14 (Alternative Minimum Tax)                                     Aaa    1/04 at 102   2,873,530
    3,530,000     City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,
                     5.375%, 1/01/14                                                               Aaa    No Opt. Call  3,459,965
    9,000,000     City of Chicago, Chicago-O'Hare International Airport, International
                     Terminal Special Revenue Bonds, Series 1992, 6.750%, 1/01/18
                     (Alternative Minimum Tax)                                                     Aaa    1/02 at 102   9,637,200
    8,235,000     City of Chicago, Chicago-O'Hare International Airport, General Airport
                     Second Lien Revenue Refunding Bonds, 1994 Series A, 6.375%, 1/01/15           Aaa    1/05 at 102   8,819,520
    2,000,000     City of Chicago, Chicago-O'Hare International Airport Passenger Facility
                     Charge Revenue Bonds, Series 1996A, 5.625%, 1/01/15                           Aaa    1/06 at 102   1,984,100
    2,000,000     City of Chicago Wastewater Transmission Revenue Bonds, Refunding
                     Series 1993, 5.125%, 1/01/20                                                  Aaa    1/03 at 100   1,820,680
    4,000,000     The County of Cook, Illinois General Obligation Capital Improvement
                     Bonds, Series 1996, 5.875%, 11/15/22                                          Aaa   11/06 at 101   4,006,720
    3,000,000     Community College District No. 508, Cook County, Illinois, Certificates
                     of Participation, 8.750%, 1/01/06                                             Aaa    No Opt. Call  3,775,890
    5,825,000     Village of Franklin Park, Cook County, Illinois, General Obligation
                     Refunding Bonds (Alternate Revenue Source), Series 1993,
                     5.500%, 7/01/13                                                               Aaa    7/04 at 102   5,752,595
    2,600,000     Community Unit School District Number 115 Kendall and Kane
                     Counties, Illinois (Yorkville), School Bonds, Series 1996,
                     7.000%, 1/01/07                                                               Aaa     No Opt. Call 2,950,298
    6,500,000     Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
                     Expansion Project Bonds, Series 1992A, 6.500%, 6/15/22 (Pre-refunded
                     to 6/15/03)                                                                   Aaa     6/03 at 102  7,193,550
    4,500,000     City of Northlake, Cook County, Illinois, General Obligation Bonds,
                     Series 1995, Subseries A, 5.600%, 12/01/14                                    Aaa    12/05 at 102  4,477,995
    5,000,000     City of Peoria, City of Moline and City of Freeport, Illinois, Collateralized
                     Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27
                     (Alternative Minimum Tax)                                                     AAA    10/05 at 105  5,546,900
---------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 1.7%
    2,220,000     Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
                     1993 Series A, 6.125%, 1/01/19                                                Aaa    1/03 at 102   2,266,909
    1,000,000     Fort Wayne South Side School Bldg. Corp., First Mortgage Bonds, Series
                     1994, Allen County, Indiana, 6.125%, 1/15/12                                  Aaa    1/04 at 102   1,041,280
    9,770,000     Northwest Allen Building Corporation First Mortgage Bonds, Series 1995
                     Allen County, Indiana, 5.500%, 6/01/15                                        Aaa    6/05 at 102   9,574,698
---------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.8%
    3,300,000     City of Olathe, Kansas and Labette County, Kansas, Collateralized Single
                     Family Mortgage Refunding Revenue Bonds, Series A-I, 8.100%, 8/01/23
                     (Alternative Minimum Tax)                                                     Aaa    2/05 at 105   3,675,672
    2,330,000     Sedwick County, Kansas and Shawnee County, Kansas, Collateralized
                     Single Family Mortgage Refunding Revenue Bonds, Series A-II,
                     8.050%, 5/01/24 (Alternative Minimum Tax)                                     Aaa   11/04 at 105   2,600,466


    PRINCIPAL                                                                                     RAT-        OPT. CALL   MARKET
       AMOUNT     DESCRIPTION                                                                     INGS*    PROVISIONS**    VALUE

                  KENTUCKY - 0.4%
  $ 3,000,000     Regional Airport Authority of Louisville and Jefferson County, Kentucky,
                     Airport System Revenue Bonds, 1995 Series A, 5.625%, 7/01/25
                     (Alternative Minimum Tax)                                                     Aaa    7/05 at 102  $2,912,520
---------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 0.8%
    2,500,000     Louisiana Public Facilities Authority Revenue Bonds (Louisiana
                     Department of Health and Hospitals Medical Center of Louisiana at
                     New Orleans Project), Series 1992, 6.250%, 10/15/10                           AAA   10/02 at 100   2,624,425
    3,750,000     Jefferson Parish Hospital District No. 1, Parish of Jefferson, State of
                     Louisiana Hospital Revenue Bonds, Series 1993, 5.250%, 1/01/13                Aaa    1/04 at 102   3,603,600
---------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.3%
    1,745,000     Maine Turnpike Authority, Turnpike Revenue Bonds, Series 1994,
                     7.500%, 7/01/09                                                               Aaa   No Opt. Call   2,102,952
---------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.2%
    8,605,000     Maryland Transportation Authority, Special Obligation Revenue Bonds,
                     Baltimore/Washington International Airport Projects, Series 1994-A
                     (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)          Aaa    7/04 at 102   8,907,380
---------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 1.5%
    9,000,000     Massachusetts Housing Finance Agency Single Family Housing Revenue
                     Bonds, Series 48, 6.350%, 6/01/26 (Alternative Minimum Tax)                   Aaa    6/06 at 102   9,206,910
    2,500,000     Massachusetts Water Resources Authority General Revenue Bonds, 1995
                     Series B, 4.750%, 12/01/21                                                    Aaa   12/05 at 102   2,177,450
---------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 1.9%
    1,000,000     Goodrich Area Schools, Counties of Genesee, Oakland and Lapeer, State
                     of Michigan 1995 School Building and Site and Refunding Bonds
                     (General Obligation Unlimited Tax), 7.650%, 5/01/11                           Aaa    5/05 at 102   1,191,370
    2,650,000     Imlay City Community Schools, County of Lapeer, State of Michigan
                     1994 Refunding Bonds (General Obligation-Unlimited Tax),
                     5.400%, 5/01/17                                                               Aaa    5/06 at 100   2,562,365
   10,000,000     County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                     Detroit Edison Company Project), Series CC-1992, 6.550%, 9/01/24
                     (Alternative Minimum Tax)                                                     Aaa    9/03 at 103  10,755,200
---------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 0.9%
    5,000,000     Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                     (Non-AMT), 5.950%, 2/01/18                                                    Aaa    2/05 at 102   5,018,500
    2,000,000     Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                     1996 Series H, 6.000%, 1/01/21                                                AA+    1/06 at 102   2,017,620
---------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.7%
    3,415,000     Health and Educational Facilities Authority of the State of Missouri,
                     Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                     6.250%, 2/15/22                                                               Aaa    2/02 at 102   3,584,521
    1,000,000     The Industrial Development Authority of the City of Hazelwood,
                     Missouri, Multi-Family Housing Revenue Refunding Bonds (GNMA
                     Collateralized-The Lakes Apartments Project), Series 1996A,
                     6.000%, 9/20/16                                                               AAA    9/06 at 102   1,015,210
    8,000,000     City of Kansas City, Missouri, General Improvement Airport Refunding
                     Revenue Bonds, Series 1995, 6.750%, 9/01/09                                   Aaa    9/05 at 101   8,850,560
    4,500,000     Land Clearance For Redevelopment Authority, of Kansas City, Missouri,
                     Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                     Redevelopment Projects), Series 1995A, 5.900%, 12/01/18                       Aaa   12/05 at 102   4,617,495
    1,000,000     Kansas City Municipal Assistance Corporation Leasehold Revenue Capital
                     Improvement Bonds (Kansas City, Missouri, Lessee), Series1996B,
                     5.750%, 1/15/14                                                               Aaa    1/06 at 101   1,014,340


    PRINCIPAL                                                                                     RAT-       OPT. CALL   MARKET
       AMOUNT     DESCRIPTION                                                                     INGS*   PROVISIONS**    VALUE

                  MISSOURI (CONTINUED)
  $ 1,500,000     Francis Howell School District Educational Facilities Authority Leasehold
                     Revenue Bonds, Series 1996 (Francis Howell School District, St. Charles
                     County, Missouri Project), 5.200%, 3/01/09                                    Aaa   3/06 at 100   $1,470,480
---------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 3.9%
    2,905,000     Clark County, Nevada, General Obligation (Limited Tax)(Additionally
                     Secured with Pledged Revenues), Airport Bonds, Series June 1, 1991,
                     10.000%, 6/01/01                                                              Aaa    No Opt. Call  3,547,092
    5,000,000     Clark County, Nevada, Industrial Development Revenue Bonds (Nevada
                     Power Company Project), Series 1992A, 6.700%, 6/01/22 (Alternative
                     Minimum Tax)                                                                  Aaa    6/02 at 102   5,335,000
                  Clark County School District, Nevada, General Obligation
                     (Limited Tax), School Improvement Bonds, Series May 1,
                     1995A:
    7,295,000        7.250%, 6/15/03                                                               Aaa    No Opt. Call  8,307,911
    8,320,000        7.250%, 6/15/04                                                               Aaa    No Opt. Call  9,563,091
    2,490,000     University and Community College System of Nevada, University
                     Refunding Revenue Bonds, Series January 1, 1994, 5.600%, 7/01/13              Aaa    7/03 at 101   2,499,462
---------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.9%
   15,495,000     New Jersey Economic Development Authority, Gas Facilities Revenue
                     Bonds, 1991 Series (Elizabethtown Gas Company Project),
                     6.750%, 10/01/21 (Alternative Minimum Tax)                                    Aaa    4/97 at 102  15,833,256
    4,000,000     New Jersey Economic Development Authority, Market Transition Facility
                     Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04                      Aaa    No Opt. Call  4,512,080
    2,500,000     New Jersey Housing and Mortgage Finance Agency, Multi-Family
                     Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14                        Aaa    5/05 at 102   2,562,625
    5,000,000     New Jersey Housing and Mortgage Finance Agency, Relating to Its Home
                     Buyer Revenue Bonds, 1993 Series G, 5.350%, 10/01/15                          Aaa   10/03 at 102   4,826,800
   10,000,000     New Jersey Transportation Trust Fund Authority, Transportation System
                     Bonds, 1995 Series A, 6.500%, 6/15/05                                         Aaa    No Opt. Call 11,132,100
                  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C:
    3,000,000        6.500%, 1/01/08                                                               Aaa    No Opt. Call  3,341,760
    2,000,000        6.500%, 1/01/16                                                               Aaa    No Opt. Call  2,254,060
---------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 7.5%
    5,230,000     Dormitory Authority of the State of New York, Maimonides Medical
                     Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                     5.750%, 8/01/14                                                               Aaa    2/06 at 102   5,274,769
                  New York State Medical Care Facilities Finance Agency, New York
                     Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A
                     (AMBAC Insured Series):
    3,000,000        6.750%, 8/15/14                                                               Aaa    2/05 at 102   3,304,950
    2,500,000        6.800%, 8/15/24                                                               Aaa    2/05 at 102   2,760,625
    6,150,000     New York State Medical Care Facilities Finance Agency, Mental Health
                     Services Facilities Improvement Revenue Bonds, 1995 Series C,
                     6.000%, 8/15/15                                                               Aaa    2/05 at 102   6,356,825
    3,000,000     New York State Thruway Authority, Highway and Bridge Trust Fund
                     Bonds, Series 1995B, 6.000%, 4/01/05                                          Aaa    No Opt. Call  3,228,450
    4,090,000     Metropolitan Transportation Authority Commuter Facilities Revenue
                     Bonds, Series 1994A, 8.000%, 7/01/07                                          Aaa    No Opt. Call  5,104,075
    4,985,000     Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                     Series O, 8.000%, 7/01/07                                                     Aaa    No Opt. Call  6,220,981
    5,000,000     Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,
                     Series K, 6.300%, 7/01/06                                                     Aaa    No Opt. Call  5,523,300
    4,000,000     The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                     8.000%, 8/01/05                                                               Aaa    No Opt. Call  4,849,520
    2,500,000     The City of New York General Obligation Bonds, Fiscal 1993 Series A,
                     5.750%, 8/01/10                                                               Aaa 8/02 at 101 1/2  2,553,775

    PRINCIPAL                                                                                    RAT-         OPT. CALL  MARKET
       AMOUNT    DESCRIPTION                                                                     INGS*     PROVISIONS**   VALUE

                  NEW YORK (CONTINUED)
  $ 1,070,000     City of Niagara Falls, Niagara County, New York, Public Improvement
                     (Serial), Bonds, 1994, 7.500%, 3/01/09                                      Aaa    No Opt. Call  $ 1,287,531
    2,825,000     The Port Authority of New York and New Jersey Consolidated Bonds,
                     105th Series, 5.750%, 3/01/16 (Alternative Minimum Tax)                     Aaa     3/06 at 101    2,837,600
    8,300,000     The Port Authority of New York and New Jersey Consolidated Bonds,
                     One Hundred Fourth Series, 4.750%, 1/15/26                                  Aaa     1/06 at 101    7,242,331
---------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 3.2%
    5,500,000     Ohio Air Quality Development Authority, State of Ohio, Collateralized
                     Pollution Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                     Electric Illuminating Company Project), 8.000%, 12/01/13                    Aaa     6/02 at 103    6,492,805
    7,900,000     Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                     (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                     7.650%, 3/01/29 (Alternative Minimum Tax)                                   AAA     9/99 at 102    8,370,445
    2,000,000     City of Cleveland, Ohio, Waterworks Improvements First Mortgage
                     Revenue Bonds, Series F, 1992, 6.250%, 1/01/15                              Aaa     1/02 at 102    2,102,780
    5,000,000     Fairfield City School District, County of Butler, Ohio, School
                     Improvement Bonds, Series 1995, 6.000%, 12/01/20                            Aaa    12/05 at 100    5,135,250
    2,250,000     Hamilton County, Ohio, Sewer System Improvement and Refunding
                     Revenue Bonds, 1993 Series A (The Metropolitan Sewer District of
                     Greater Cincinnati), 5.450%, 12/01/09                                       Aaa    No Opt. Call    2,294,010
---------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 2.1%
    8,425,000     McGee Creek Authority Water Revenue Bonds, Series 1992 (Oklahoma),
                     6.000%, 1/01/23                                                             Aaa    No Opt. Call    9,060,077
    6,000,000     Norman Regional Hospital Authority (Norman, Oklahoma), Hospital
                     Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)       Aaa     9/01 at 102    6,555,060
---------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.2%
    1,500,000     City of Eugene, Oregon General Obligation Public Safety Facilities Bonds,
                     Series 1996, 5.700%, 6/01/16                                                Aaa     6/06 at 100    1,508,160
---------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 6.2%
    4,000,000     Allegheny County Residential Finance Authority Single Family Mortgage
                     Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28 (Alternative
                     Minimum Tax)                                                                Aaa    11/06 at 102    4,066,840
    6,000,000     Cambria County Industrial Development Authority (Pennsylvania),
                     Pollution Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania
                     Electric Company Project), 5.800%, 11/01/20                                 Aaa    11/05 at 102    6,021,780
    1,000,000     Luzerne County Industrial Development Authority Exempt Facilities
                     Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas & Water
                     Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)                Aaa    12/04 at 102    1,124,700
    2,680,000     The School District of Philadelphia, Pennsylvania, General Obligation
                     Refunding Bonds, Series A of 1995, 6.250%, 9/01/08                          Aaa    No Opt. Call    2,937,334
    7,000,000     The School District of Philadelphia, Pennsylvania, General Obligation
                     Refunding Bonds, Series A of 1993, 5.300%, 7/01/04                          Aaa    No Opt. Call    7,196,910
                  City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                     Series 1993:
    8,400,000        5.750%, 6/15/13                                                             Aaa     6/03 at 102    8,481,732
    3,700,000        5.500%, 6/15/14                                                             Aaa     6/03 at 102    3,654,564
   10,000,000        5.000%, 6/15/16                                                             Aaa     6/03 at 100    9,217,700
    4,000,000     University of Pittsburgh-Of the Commonwealth System of Higher
                     Education, University Capital Project Bonds (Pennsylvania), 1992
                     Series A, 6.125%, 6/01/21                                                   Aaa     6/02 at 102    4,114,400
---------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 0.9%
    6,500,000     Piedmont Municipal Power Agency (South Carolina), Electric Revenue
                     Bonds, 1992 Refunding Series, 6.300%, 1/01/22                               Aaa     1/03 at 102    6,853,080


    PRINCIPAL                                                                                   RAT-         OPT. CALL   MARKET
       AMOUNT     DESCRIPTION                                                                   INGS*     PROVISIONS**    VALUE

                  TENNESSEE - 0.3%
  $ 2,000,000     Knoxville's Community Development Corporation Multi-Family Mortgage
                     Revenue Bonds (GNMA Mortgage-Backed Security Program-
                     Morningside Gardens Project), Series 1993, 6.200%, 7/20/28                  AAA      7/03 at 101 $ 2,023,920
---------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 2.8%
                  State of Texas, Veterans' Housing Assistance Bonds, Series 1993, General
                     Obligation Bonds:
    9,030,000        6.800%, 12/01/23 (Alternative Minimum Tax)                                  Aaa     12/03 at 102   9,484,480
    1,805,000        6.800%, 12/01/23 (Alternative Minimum Tax)                                   Aa     12/03 at 102   1,871,623
    2,845,000     City of Austin, Texas, Combined Utility System Revenue Bonds, Series
                     1984, 11.125%, 11/15/09 (Pre-refunded to 11/15/99)                          Aaa     11/99 at 100   3,391,183
    6,405,000     Houston Housing Finance Corporation, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1993A, 5.950%, 12/01/10                             Aaa      6/03 at 102   6,520,801
---------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.5%
    3,600,000     State Board of Regents of the State of Utah Student Loan Revenue Bonds,
                     Series 1993B, 5.900%, 11/01/13 (Alternative Minimum Tax)                    Aaa     11/03 at 102   3,579,011
---------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 6.4%
    6,130,000     Washington Health Care Facilities Authority, Revenue Bonds, Series
                     1992 (Swedish Hospital Medical Center, Seattle), 6.300%, 11/15/22           Aaa     11/02 at 102   6,378,387
    8,100,000     Washington Health Care Facilities Authority Revenue Bonds, Series
                     1992 (Virginia Mason Obligated Group, Seattle), 6.300%, 2/15/17             Aaa      2/03 at 102   8,457,452
    8,500,000     Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17                      Aaa      7/03 at 102   8,362,470
    3,750,000     Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15                      Aaa      7/03 at 102   3,650,250
    5,535,000     Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1989A, 6.000%, 7/01/18                      Aaa      7/99 at 100   5,547,287
    6,295,000     Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17                      Aaa      7/03 at 102   6,081,536
    4,340,000     City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 1994
                     Series B, 8.000%, 12/01/07                                                  Aaa     No Opt. Call   5,380,688
    2,500,000     City of Tacoma, Washington, Sewer Revenue Bonds, 1995 Series B,
                     6.375%, 12/01/15                                                            Aaa     12/05 at 100   2,642,700
    1,465,000     Yakima School District No. 7, Yakima County, Washington, Unlimited
                     Tax General Obligation Bonds, 1995, 6.250%, 12/01/07                        Aaa     No Opt. Call   1,583,431
---------------------------------------------------------------------------------------------------------------------------------
                  WEST VIRGINIA - 3.5%
    5,850,000     Mason County, West Virginia, Pollution Control Revenue Bonds (Ohio
                     Power Company Project), Series B, 5.450%, 12/01/16                          Aaa     12/03 at 102   5,618,691
   20,000,000     The County Commission of Pleasants County, West Virginia, Pollution
                     Control Revenue Bonds (Monongahela Power Company Pleasants Station
                     Project), 1995 Series C, 6.150%, 5/01/15                                    Aaa      5/05 at 102  20,632,000
---------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 4.5%
    2,000,000     Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                     Series 1992 (Children's Hospital of Wisconsin, Inc. Project),
                     6.500%, 8/15/10                                                             Aaa      8/02 at 102   2,165,900
    1,750,000     Wisconsin Health and Educational Facilities Authority (Sisters of the
                     Sorrowful Mother Ministry), 5.400%, 8/15/13                                 Aaa      8/03 at 102   1,700,947
    5,000,000     Wisconsin Health and Educational Facilities Authority Revenue Bonds,
                     Series 1995 (Mercy Health System Corporation), 6.125%, 8/15/13              Aaa      8/05 at 102   5,211,950
   14,500,000     Wisconsin Housing and Economic Development Authority, Housing
                     Revenue Bonds, 1993 Series C, 5.800%, 11/01/13                               A1     12/03 at 102  14,437,940
    3,375,000     Village of Menomonee Falls, Waukesha County, Wisconsin, Water System
                     Mortgage Revenue Bonds, 5.875%, 12/01/16                                    Aaa     12/06 at 102   3,405,475
    6,000,000     City of Superior, Wisconsin, Limited Obligation Refunding Revenue
                     Bonds (Midwest Energy Resources Company Project), Series E-1991
                     (Collateralized), 6.900%, 8/01/21                                           Aaa    No Opt. Call    7,132,380

    PRINCIPAL                                                                                 RAT-         OPT. CALL     MARKET
       AMOUNT     DESCRIPTION                                                                INGS*     PROVISIONS**      VALUE

                  PUERTO RICO - 0.5%
  $ 3,270,000     Puerto Rico Public Buildings Authority Government Facilities Revenue
                     Bonds, Series A, Guaranteed by the Commonwealth of Puerto Rico,
                     6.250%, 7/01/12                                                            Aaa    No Opt. Call   $ 3,592,061
---------------------------------------------------------------------------------------------------------------------------------
 $696,240,000     Total Investments - (cost $709,005,550) - 96.9%                                                     730,684,097
==============-------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM
                  MUNICIPAL SECURITIES - 1.6%
  $ 9,200,000     The Medical Clinic Board of the City of Birmingham-UAHSF, Medical
                     Clinic Revenue Bonds, UAHSF Series 1991, Variable Rate Demand
                     Bonds, 3.750%, 12/01/26+                                                   A-1+                    9,200,000
      500,000     Health and Education Facilities Authority of the State of Missouri,
                     Variable Rate Demand Educational Facilities Revenue Bonds (Drury
                     College), Series 1996A, 3.600%, 8/15/21+                                 VMIG-1                      500,000
      300,000     The Port Authority of New York and New Jersey, Versatile Structure
                    Obligations, Series 2, Variable Rate Demand Bonds, 3.550%, 5/01/19+         A-1+                      300,000
    2,100,000     Port Authority of New York and New Jersey, Variable Rate Demand Bonds,
                     3.550%, 6/01/20+                                                         VMIG-1                    2,100,000
---------------------------------------------------------------------------------------------------------------------------------
 $ 12,100,000     Total Temporary Investments - 1.6%                                                                   12,100,000
==============-------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.5%                                                                 11,545,184
---------------------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                  $754,329,281
=================================================================================================================================


                                                                       NUMBER OF       MARKET       MARKET
                    STANDARD & POOR'S                   MOODY'S       SECURITIES       VALUE        PERCENT

   SUMMARY OF                     AAA                       Aaa          148       $695,207,435       95%
     RATINGS*            AA+, AA, AA-         Aa1, Aa, Aa2, Aa3            2          3,889,243        1
 PORTFOLIO OF                      A+                        A1            3         25,256,157        3
  INVESTMENTS                   A, A-                 A, A2, A3            1          6,331,262        1
   (EXCLUDING
    TEMPORARY
INVESTMENTS):
----------------------------------------------------------------------------------------------------------
        TOTAL                                                            154       $730,684,097      100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
                                                                      NQI             NIO            NIF              NPX
   ASSETS
   Investments in municipal securities, at market
     value (note 1)                                               $822,971,444   $1,810,544,725  $428,900,407    $730,684,097
   Temporary investments in short-term municipal securities,
      at amortized cost (note 1)                                     4,600,000       13,900,000     1,000,000      12,100,000
   Cash                                                                929,728           15,526        57,266         703,933
   Receivables:
      Interest                                                      16,330,654       35,767,815     8,189,388      13,887,127
      Investments sold                                               1,970,584        1,034,840        15,000          30,608
   Other assets                                                        238,785           72,822        23,667          35,157
                                                                   -----------    -------------    -----------     -----------
        Total assets                                               847,041,195    1,861,335,728   438,185,728     757,440,922
                                                                   -----------    -------------    -----------     -----------

   LIABILITIES
   Payable for investments purchased                                 3,490,932       15,158,854       109,132           --
   Accrued expenses:
      Management fees (note 6)                                         443,502          950,711        234,243         399,257
      Other                                                            435,154          747,936        147,325         415,906
   Preferred share dividends payable                                   303,613          215,043         68,952          80,655
   Common share dividends payable                                    3,063,996        6,531,889      1,491,631       2,215,823
                                                                   -----------    -------------    -----------     -----------
        Total liabilities                                            7,737,197       23,604,433      2,051,283       3,111,641
                                                                   -----------    -------------    -----------     -----------
   Net assets (note 7)                                            $839,303,998   $1,837,731,295   $436,134,445    $754,329,281
                                                                  ============   ==============   ============    ============

   Preferred shares, at liquidation value                         $260,000,000   $  600,000,000   $140,000,000    $268,900,000
                                                                  ============   ==============   ============    ============

   Preferred shares outstanding                                         10,400           24,000          5,600          10,756
                                                                  ============   ==============   ============    ============

   Common shares outstanding                                        37,365,800       79,657,182     19,123,476      37,239,042
                                                                  ============   ==============   ============    ============

   Netasset value per Common share outstanding (net assets
      less Preferred shares at liquidation value,
      divided by Common shares outstanding)                           $  15.50          $ 15.54       $  15.49        $  13.04
                                                                  ============   ==============   ============    ============
   See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
Year ended October 31, 1996
                                                                       NQI            NIO             NIF             NPX
   INVESTMENT INCOME
   Tax-exempt interest income (note 1)                             $52,944,555    $112,846,629     $26,276,488    $26,694,063
                                                                   -----------    ------------     -----------     -----------
   Expenses:
      Management fees (note 6)                                       5,248,637      11,222,845       2,772,143      2,999,747
      Preferred shares--auction fees                                   628,014       1,509,399         363,618        437,072
      Preferred shares--dividend disbursing agent fees                  45,956          87,662          25,137         49,344
      Shareholders' servicing agent fees and expenses                  140,469         225,161          53,131         76,117
      Custodian's fees and expenses                                    113,856         213,406          74,144         76,468
      Directors'/Trustees' fees and expenses (note 6)                    9,796          13,045           3,561          2,851
      Professional fees                                                 23,905          29,683          20,609        183,758
      Shareholders' reports--printing and mailing expenses             219,454         395,626         116,407        139,321
      Stock exchange listing fees                                       32,045          67,709          24,265         30,777
      Portfolio insurance expense                                      193,649         292,249            --           48,740
      Investor relations expense                                        53,122         113,814          27,231         28,706
      Other expenses                                                    42,234         103,176          18,509         18,607
                                                                   -----------    ------------     -----------     -----------
        Total expenses                                               6,751,137      14,273,775       3,498,755      4,091,508
                                                                   -----------    ------------     -----------     -----------
          Net investment income                                     46,193,418      98,572,854      22,777,733     22,602,555
                                                                   -----------    ------------     -----------     -----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                    3,254,303      2,396,716         604,377      (2,149,308)
   Net change in unrealized appreciation or depreciation
      of investments                                                (7,254,617)    (1,434,975)     (1,219,225)      8,437,858
                                                                   -----------    ------------     -----------     -----------
          Net gain (loss) from investments                          (4,000,314)       961,741        (614,848)      6,288,550
                                                                   -----------    ------------     -----------     -----------
   Net increase in net assets from operations                      $42,193,104   $ 99,534,595     $22,162,885     $28,891,105
                                                                  ============    ============   =============    ============

   See accompanying notes to financial statements.


STATEMENT OF CHANGES IN
NET ASSETS
                                                                              NQI                             NIO

                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
--------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS
   Net investment income                                          $ 46,193,418    $ 47,356,119   $   98,572,854  $   99,656,769
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                    3,254,303       9,599,723        2,396,716       5,949,070
   Net change in unrealized appreciation or depreciation
      of investments                                                (7,254,617)     39,973,498       (1,434,975)    121,824,356
                                                                  ------------    ------------   --------------  --------------
      Net increase in net assets from operations                    42,193,104      96,929,340       99,534,595     227,430,195
                                                                  ------------    ------------   --------------  --------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                        (36,746,426)    (37,862,338)     (78,335,840)    (78,312,431)
        Preferred shareholders                                      (9,268,262)    (10,965,891)     (20,306,685)    (24,360,548)
   From accumulated net realized gains from investment
     transactions:
        Common shareholders                                         (5,309,685)         --           (4,544,352)        --
        Preferred shareholders                                      (1,554,540)         --           (1,470,440)        --
                                                                  ------------    ------------   --------------  --------------
      Decrease in net assets from distributions to
       shareholders                                                (52,878,913)    (48,828,229)    (104,657,317)   (102,672,979)
                                                                  ------------    ------------   --------------  --------------

   CAPITAL SHARE TRANSACTIONS (note 2)
   Net proceeds from shares issued in acquisition of
     NPE (note 1)                                                      --              --              --             --
   Net proceeds from Common shares issued to shareholders
     due to reinvestment of distributions                              406,797         --             1,074,209       --
                                                                  ------------    ------------   --------------  --------------
   Net increase in net assets derived from capital share
     transactions                                                      406,797         --             1,074,209       --
                                                                  ------------    ------------   --------------  --------------
        Net increase (decrease) in net assets                      (10,279,012)     48,101,111       (4,048,513)    124,757,216
   Net assets at beginning of year                                 849,583,010     801,481,899    1,841,779,808   1,717,022,592
                                                                  ------------    ------------   --------------  --------------
   Net assets at end of year                                      $839,303,998    $849,583,010   $1,837,731,295  $1,841,779,808
                                                                  ============    ============   ==============  ==============

   Balance of undistributed net investment income at end of year  $  1,316,678     $ 1,137,948     $  3,135,701    $  3,205,372
                                                                  ============    ============   ==============  ==============

   See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                              NIF                             NPX

                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
-----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS
   Net investment income                                          $ 22,777,733    $ 22,900,239    $ 22,602,555    $ 20,673,186
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                      604,377           3,892      (2,149,308)    (12,029,555)
   Net change in unrealized appreciation or depreciation
      of investments                                                (1,219,225)     28,757,014       8,437,858      55,044,396
                                                                  ------------    ------------    ------------    ------------
      Net increase in net assets from operations                    22,162,885      51,661,145      28,891,105      63,688,027
                                                                  ------------    ------------    ------------    ------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                        (17,899,574)    (17,899,574)    (16,064,541)    (15,419,632)
        Preferred shareholders                                      (5,048,652)     (5,531,433)     (6,160,046)     (6,051,636)
   From accumulated net realized gains from investment
    transactions:
        Common shareholders                                             --               --               --              --
        Preferred shareholders                                          --               --               --              --

                                                                  ------------    ------------    ------------    ------------
      Decrease in net assets from distributions to shareholders    (22,948,226)    (23,431,007)    (22,224,587)    (21,471,268)
                                                                  ------------    ------------    ------------    ------------

   CAPITAL SHARE TRANSACTIONS (note 2)

   Net proceeds from shares issued in acquisition of NPE (note 1)      --              --          319,754,404          --
   Net proceeds from Common shares issued to shareholders due to
      reinvestment of distributions                                    --              --               --              --

                                                                  ------------    ------------    ------------    ------------
   Net increase in net assets derived from capital share
    transactions                                                       --              --          319,754,404          --
                                                                  ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets                         (785,341)     28,230,138     326,420,922      42,216,759
   Net assets at beginning of year                                 436,919,786     408,689,648     427,908,359     385,691,600
                                                                  ------------    ------------    ------------    ------------
   Net assets at end of year                                      $436,134,445    $436,919,786    $754,329,281    $427,908,359
                                                                  =============    ============    ============    ============

   Balance of undistributed net investment income at end of year    $  613,495      $  783,988     $ 1,008,328      $  398,674
                                                                  ============    ============    ============    ============

   See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

                            1. GENERAL INFORMATION AND SIGNIFICANT
                            ACCOUNTING POLICIES

                            At October 31, 1996, the National Funds (the
                            "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc.
                            (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

                            Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

                            On September 9, 1996, NPX acquired all of the net assets of Nuveen Insured Premium Income Municipal Fund, Inc. (NPE) pursuant to a plan of reorganization approved by the shareholders of both Funds on July 25, 1996. The acquisition was accomplished by a tax-free exchange of 16,596,974 shares of NPX for the 14,712,490 shares of NPE outstanding on September 9, 1996. NPE's net assets at that date of $319,754,404 included $8,606,160 of net unrealized appreciation and $110,000,000 of preferred shares at liquidation value which were combined with that of NPX. The combined net assets of NPX immediately after the acquisition were $739,531,152.

                            The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation        Portfolio securities for which market
                            quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions     Securities transactions are recorded on a trade date
                            basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date.
                            The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments.
                            At October 31, 1996, NIO had outstanding purchase commitments of $15,158,854. There were no such purchase commitments in any of the other Funds.

Interest Income             Interest income is determined on the basis
                            of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes        The Funds intend to comply with the requirements of
                            the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of their tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All regular monthly income dividends paid during the year ended October 31, 1996, have been designated
                            Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and               Tax-exempt net investment income is declared as a
Distributions to            dividend monthly and payment is made or reinvestment
Shareholders                is credited to shareholder accounts after month-end.
                            Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually.
                            Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

                            Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares            The Funds have issued and outstanding $25,000 stated
                            value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the Auction Agent, except for NQI Series F which has lengthened its current dividend period from seven days to five years. The number of Preferred shares outstanding, by Series and in total, at October 31, 1996, is as follows:


                                                                       NQI             NIO             NIF             NPX
---------------------------------------------------------------------------------------------------------------------------
   Number of shares:
      Series M                                                        2,600           4,000            --             2,080
      Series T                                                        2,600           4,000            --             2,200
      Series W                                                        2,600           4,000            --             2,080
      Series Th                                                        --             4,000           2,800           2,200
      Series Th2                                                       --             4,000            --              --
      Series F                                                        2,600           4,000           2,800           2,196
                                                                     ------          ------           -----          ------
        Total                                                        10,400          24,000           5,600          10,756
                                                                     ======          ======           =====          ======

Insurance                   The Funds invest in municipal securities which are
                            either covered by insurance or are backed by an escrow or trust account containing sufficient U.S.
                            Government or U.S Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary
                            Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary
                            Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market
                            Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial        In October 1994, the Financial Accounting Standards
Instruments                 Board (FASB) issued Statement of Financial
                            Accounting Standards No. 119, Disclosure about
                            Derivative Financial Instruments and Fair Value of
                            Financial Instruments, which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended
                            October 31, 1996.

Use of Estimates            The preparation of financial
                            statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

NOTES TO FINANCIAL STATEMENTS

                            2. FUND SHARES

                            Transactions in Common and Preferred shares were as follows:


                                                                               NQI                             NIO
------------------------------------------------------------------------------------------------------------------------------
                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
------------------------------------------------------------------------------------------------------------------------------
   Common Shares:
   Shares issued in acquisition of NPE (note 1)                        --             --               --              --
   Shares issued to shareholders due to reinvestment
     of distributions                                                26,245            --            71,376            --
                                                                     ------          ------          ------          ------
   Net increase                                                      26,245            --            71,376            --
                                                                     ======          ======          ======          ======

   Preferred shares acquired from NPE (note 1)                         --              --              --              --
                                                                     ======          ======          ======          ======


                                                                               NIF                             NPX
-----------------------------------------------------------------------------------------------------------------------------
                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
-----------------------------------------------------------------------------------------------------------------------------
   Common Shares:
   Shares issued in acquisition of NPE (note 1)                        --              --          16,596,974          --
   Shares issued to shareholders due to reinvestment
     of distributions                                                  --              --              --              --
                                                                     ------          ------        ----------        ------
   Net increase                                                        --              --          16,596,974          --
                                                                     ======          ======        ==========        ======

   Preferred shares acquired from NPE (note 1)                         --              --              4,400           --
                                                                     ======          ======        ==========        ======



                            3. SECURITIES TRANSACTIONS

                            Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended October 31, 1996, were as follows:

                                                                       NQI             NIO             NIF             NPX
------------------------------------------------------------------------------------------------------------------------------
   PURCHASES
   Investments in municipal securities                            $275,533,917    $330,849,957     $14,678,523    $149,515,499
   Investments in municipal securities in acquisition
     of NPE (note 1)                                                   --              --              --          305,768,506
   Temporary municipal investments                                 163,410,000     211,920,000      29,400,000     113,265,000

   SALES AND MATURITIES
   Investments in municipal securities                             273,686,247     335,020,836      12,941,040     157,501,867
   Temporary municipal investments                                 179,210,000     199,620,000      29,700,000     103,665,000
                                                                  ============    ============     ===========    ============



                            At October 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

                            At October 31, 1996, the following Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                                       NIF            NPX*
----------------------------------------------------------------------------------------------
   Expiration Year:
      2001                                                            $--           $  957,231
      2002                                                           137,945        12,354,503
      2003                                                             --           12,029,555
      2004                                                             --            2,080,786
                                                                    --------       -----------
        Total                                                       $137,945       $27,422,075
                                                                    ========       ===========

* Due to the acquisition of NPE by NPX (note 1), NPE had net realized losses from investment transactions of $2,901,998 which were carried forward by NPX, as permitted under applicable tax regulations.

                            4. DISTRIBUTIONS TO COMMON SHAREHOLDERS

                            On November 1, 1996, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid December 2, 1996, to shareholders of record on November 15, 1996, as follows:

                                                                       NQI             NIO             NIF             NPX
---------------------------------------------------------------------------------------------------------------------------
   Dividend per share                                                $.0820          $.0820          $.0780          $.0605
                                                                     ======          ======          ======          ======



                            5. UNREALIZED APPRECIATION (DEPRECIATION)

                            Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1996, were as follows:

                                                                       NQI             NIO             NIF             NPX
------------------------------------------------------------------------------------------------------------------------------
   Gross unrealized:
      Appreciation                                                 $53,949,025    $126,443,191     $30,489,287     $23,039,723
      Depreciation                                                      (9,313)       (999,307)        (35,308)     (1,361,176)
                                                                   -----------    ------------     -----------     -----------
   Net unrealized appreciation                                     $53,939,712    $125,443,884     $30,453,979     $21,678,547
                                                                   ===========    ============     ===========     ===========


                            6. MANAGEMENT FEE AND OTHER TRANSACTIONS
                            WITH AFFILIATES

                            Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:


   AVERAGE DAILY NET ASSET VALUE                                         MANAGEMENT FEE
---------------------------------------------------------------------------------------------
   For the first $125,000,000                                                 .65 of 1%
   For the next $125,000,000                                                .6375 of 1
   For the next $250,000,000                                                 .625 of 1
   For the next $500,000,000                                                .6125 of 1
   For the next $1,000,000,000                                                 .6 of 1
   For net assets over $2,000,000,000                                       .5875 of 1


                            The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            7. COMPOSITION OF NET ASSETS

                            At October 31, 1996, net assets consisted of:

                                                                       NQI             NIO             NIF             NPX
------------------------------------------------------------------------------------------------------------------------------
   Preferred shares, $25,000 stated value per share,
     at liquidation value                                         $260,000,000   $  600,000,000   $140,000,000    $268,900,000
   Common shares, $.01 par value per share                             373,658          796,572        191,235         372,390
   Paid-in surplus                                                 520,420,427    1,105,966,615    265,013,681     489,888,051
   Balance of undistributed net investment income                    1,316,678        3,135,701        613,495       1,008,328
   Accumulated net realized gain (loss) from investment
     transactions                                                    3,253,523        2,388,523       (137,945)    (27,518,035)
   Net unrealized appreciation of investments                       53,939,712      125,443,884     30,453,979      21,678,547
                                                                   -----------    -------------    -----------     -----------
        Net assets                                                $839,303,998   $1,837,731,295   $436,134,445    $754,329,281
                                                                  ============   ==============   ============    ============

   Authorized shares:
      Common                                                       200,000,000     200,000,000     200,000,000       Unlimited
      Preferred                                                      1,000,000       1,000,000       1,000,000       Unlimited
                                                                  ============   ==============   ============    ============


                            8. INVESTMENT COMPOSITION

                            Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       NQI             NIO             NIF           NPX
-------------------------------------------------------------------------------------------------------------------------
   Revenue Bonds:
     Housing Facilities                                                  25%             19%             10%         16%
     Health Care Facilities                                              13              20              14           7
     Pollution Control Facilities                                        14              13              17          13
     Transportation                                                       4               3               7          12
     Water / Sewer Facilities                                             4               5               1           8
     Electric Utilities                                                   2               3               3           6
     Lease Rental Facilities                                              4               4               4           4
     Educational Facilities                                               2               2               1           4
     Other                                                                3               3               4           3
   General Obligation Bonds                                               6               4               5          22
   Escrowed Bonds                                                        23              24              34           5
                                                                       -----           -----           -----       -----
                                                                        100%            100%            100%        100%
                                                                       =====           =====           =====       =====

                            All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

                            All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

                            For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           Dividends from tax-exempt
                             Operating performance         net investment income

                                                 Net
                                        realized and
                  Net asset               unrealized
                      value         Net   gain (loss)
                  beginning  investment         from       To Common     To Preferred
                  of period      income  investments**  shareholders   shareholders++
NQI
Year ended 10/31,
    1996          $15.790      $1.237       $ (.111)     $ (.984)       $(.248)
    1995           14.500       1.269         1.329       (1.014)        (.294)
    1994           16.580       1.269        (2.038)      (1.038)        (.257)
    1993           15.110       1.320         1.574       (1.194)        (.212)
    1992           14.850       1.347          .244       (1.067)        (.229)
12/19/90 to
    10/31/91       14.050       1.004          .849        (.684)        (.190)

NIO
Year ended 10/31,
    1996           15.600       1.238          .016         (.984)       (.255)
    1995           14.040       1.252         1.598         (.984)       (.306)
    1994           16.240       1.238        (2.175)       (1.001)       (.249)
    1993           14.400       1.238         1.897        (1.039)       (.232)
    1992           14.130       1.128          .346         (.874)       (.183)
9/19/91 to
    10/31/91       14.050       .052           .045           --           --

                  Distributions from capital gains

                                                  Organization                         Per
                                                  and offering                      Common
                                                  costs and                          share
                                                  Preferred share   Net asset       market
                    To Common     To Preferred    underwriting      value end    value end
                    shareholders  shareholders++  discounts         of period    of period

NQI
Year ended 10/31,
    1996            $(.142)        $(.042)        $ --             $15.500      $15.125
    1995               --             --            --              15.790       15.000
    1994             (.014)         (.002)          --              14.500       13.125
    1993             (.015)         (.003)          --              16.580       17.375
    1992             (.027)         (.008)          --              15.110       15.250
12/19/90 to
    10/31/91           --             --          (.179)            14.850       15.500

NIO
Year ended 10/31,
    1996            (.057)          (.018)         --              15.540        15.250
    1995              --              --           --              15.600        14.875
    1994            (.011)          (.002)         --              14.040        13.000
    1993            (.019)          (.005)         --              16.240        16.125
    1992              --              --         (.147)            14.400        14.000
9/19/91 to
    10/31/91          --              --         (.017)            14.130        14.875



                                                                        Ratios/Supplemental data

                                                                                           Ratio
                  Total                                                                   of net
                  investment          Total                             Ratio of      investment
                  return             return            Net assets    expenses to          income   Portfolio
                  on market    on net asset         end of period    average net      to average    turnover
                  value+             value+         (in thousands)     assets***   net assets***        rate

NQI
Year ended 10/31,
    1996          8.54%            5.49%            $839,304            .80%         5.50%           33%
    1995          22.62           16.43              849,583            .81          5.73            30
    1994          (19.13)         (6.43)             801,482            .82          5.64            22
    1993          22.55           18.34              876,821            .80          5.76             7
    1992          5.32             9.36              815,993            .78          6.06             5
12/19/90 to
    10/31/91      8.04            10.83              801,050            .77*         6.14*           33

NIO
Year ended 10/31,
    1996          9.77             6.50            1,837,731            .78          5.38            18
    1995         22.78            18.74            1,841,780            .79          5.59            16
    1994        (13.60)           (7.59)           1,717,023            .79          5.44            20
    1993         23.41            20.75            1,892,814            .81          5.36             5
    1992          (.14)            8.21            1,745,207            .79          5.55            13
9/19/91 to
    10/31/91      (.83)             .57            1,116,736            .77*         4.00*           --

See notes on page 62.


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    Dividends from tax-exempt
                            Operating performance                      net investment income

                                                        Net
                                               realized and
                    Net asset                    unrealized
                        value          Net       gain (loss)
                    beginning   investment             from         To Common      To Preferred
                    of period       income    investments**      shareholders    shareholders++

NIF
Year ended 10/31,
   1996              $15.530       $1.191      $ (.031)         $(.936)           $(.264)
   1995               14.050        1.197        1.508           (.936)            (.289)
   1994               16.280        1.192       (2.214)          (.960)            (.248)
   1993               14.030        1.204        2.233           (.975)            (.212)
12/19/91 to
   10/31/92           14.050         .760         .100           (.600)            (.093)

NPX
Year ended 10/31,

   1996              13.030         .988          .002           (.714)            (.266)
   1995              10.990        1.001         2.079           (.747)            (.293)
   1994              14.290         .978        (3.170)          (.775)            (.196)
7/22/93 to
   10/31/93          14.050         .114          .228           (.064)              --


                     Distributions from capital gains

                                                           Organization                         Per
                                                           and offering                      Common
                                                              costs and                       share
                                                        Preferred share     Net asset        market
                          To Common       To Preferred     underwriting     value end     value end
                      +shareholders     shareholders++        discounts     of period     of period

NIF
Year ended 10/31
   1996                 $ --              $ --               $ --           $15.490        $14.875
   1995                   --                --                 --            15.530         14.500
   1994                   --                --                 --            14.050         12.500
   1993                   --                --                 --            16.280         15.625
12/19/91 to
   10/31/92               --                --               (.187)          14.030         14.000

NPX
Year ended 10/31
   1996                  --                 --                 --            13.040         11.438
   1995                  --                 --                 --            13.030         11.375
   1994                  --                 --               (.137)          10.990          9.875
7/22/93 to
  0/31/93                --                 --               (.038)          14.290         13.875



                                                  Ratios/Supplemental data
                                                                                          Ratio
                       Total                                                             of net
                  investment          Total                         Ratio of         investment
                      return         return         Net assets   expenses to             income     Portfolio
                   on market   on net asset      end of period   average net         to average      turnover
                      value+         value+      (in thousands)    assets***      net assets***          rate

NIF
Year ended 10/31
   1996               9.23%         5.93%        $436,134         .80%             5.22%              3%
   1995              24.14         17.73          436,920         .81              5.40               5
   1994             (14.53)        (8.06)         408,690         .81              5.30               4
   1993              19.03         23.67          451,289         .81              5.31               9
12/19/91 to
   10/31/92          (2.77)         4.13          407,907         .81*             5.00*              3

NPX
Year ended 10/31

   1996               6.95          5.70          754,329         .86              4.78              32
   1995              23.46         26.20          427,908         .83              5.07              30
   1994             (23.99)       (18.24)         385,692         .83              4.83              25
7/22/93 to
0/31/93              (7.08)         2.16          295,074        .86*              3.16*             --

* Annualized.

** Net of taxes, if applicable.

*** Ratios do not reflect the effect of dividend payments to preferred shareholders.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

++ The amounts shown are based on Common share equivalents.

REPORT OF INDEPENDENT AUDITORS

                            The Board of Directors, Trustees and Shareholders Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Insured Premium Income Municipal Fund 2

                            We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2 at October 31, 1996, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                            ERNST & YOUNG LLP
                            Chicago, Illinois
                            December 13, 1996

Build your wealth
automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly your bank or brokerage account.

  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

  The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at 1.800.257.8787.

Photographic image of Customer Service Rep at Nuveen.

"When it comes to financial planning, your investment adviser knows your situation best. Nuveen is pleased to provide the account information you and your adviser need to plan effectively."

Photographic image of Customer Service Rep at Nuveen.

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.

"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

More than just a number

If you've ever called our toll-free customer service line, you've spoken with one of Nuveen's customer service representatives. These reps are ready to assist you with answers to your questions about current account balances, yields, and previous transactions on your accounts. They can also supply additional information about any of Nuveen's tax-free unit trusts and mutual funds.

If you have a question about your account, or whenever you need help, just call 800.257.8787. Our customer service reps are available Monday through Friday from 8:00 a.m. to 8:00 p.m. Eastern time.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Your
investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois
60606-1286

FAN-4-10.96